EXHIBIT 99.1
                                  ------------
                Computational Materials filed on March 31, 2005.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                             RMBS New Transaction

                   IndyMac INDX Mortgage Loan Trust 2005-AR5

                            Computational Materials

                         $[465,185,000] (approximate)

                               IndyMac MBS, Inc.

                                   Depositor

                      [GRAPHIC OMITTED][GRAPHIC OMITTED]

                          Seller and Master Servicer

                                March [1], 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

Banking / Deal Management

Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Tom Saywell                        (212) 449-2122
Alan Chan                          (212) 449-8140
Fred Hubert                        (212) 449-5071
Alice Chu                          (212) 449-1701
Sonia Lee                          (212) 449-5067
Oleg Saitskiy                      (212) 449-1901
Calvin Look                        (212) 449-5029

Trading

Scott Soltas                       (212) 449-3659
Charles Sorrentino                 (212) 449-3659
Colin Sheen                        (212) 449-3659
Edgar Seah                         (212) 449-3659

Research

Glenn Costello                     (212) 449-4457



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

DEAL STRUCTURE SUMMARY:

                                 INDX 2005-AR5

            $465,185,000 (Approximate, Subject to Final Collateral)

                  Adjustable Rate Residential Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                    Pymt Window        Certificate
              Principal or            WAL (Yrs)       (Months)           Interest                                  Expected Rtgs
  Class       Notional Balance     (Roll/Mat)(1)    (Roll/Mat)(1)          Rates             Tranche Type         [S&P/Moody's]
------------------------------------------------------------------------------------------------------------------------------------

  1-A-1     $        207,234,000     1.93/3.17         1-36/1-360           WAC(2)            Senior                 AAA/AAA
  2-A-1     $        161,138,000     2.51/3.20         1-60/1-360         FIX/WAC(7)       Super Senior              AAA/AAA
  2-A-2     $         14,013,000     2.51/3.20         1-60/1-360           WAC(3)        Senior Support             AAA/AAA
  2-A-3     $        161,138,000(6)       N/A               N/A       Interest Only      Notional/Senior             AAA/AAA
  3-A-1     $         50,600,000    1.94/3.18         1-36/1-360           WAC(4)            Senior                  AAA/AAA
  4-A-1     $         32,200,000    2.52/3.21         1-60/1-360           WAC(5)            Senior                  AAA/AAA
  B-1       $         15,169,000                                                           Subordinate                  AA/
  B-2       $          8,090,000                                                          Subordinate                    A/
  B-3       $          5,056,000    Information Not Provided Hereby                       Subordinate                   BBB/
  B-4       $          5,056,000                                                          Subordinate                   BB/
  B-5       $          3,792,000                                                          Subordinate                    B/
  B-6       $          3,289,023                                                          Subordinate                  NR/NR
------------------------------------------------------------------------------------------------------------------------------------
   Total    $       505,637,023
------------------------------------------------------------------------------------------------------------------------------------

(1) The WAL and Payment Windows to Roll and to Maturity for the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 3-A-1 and Class 4-A-1 Certificates are shown assuming all loans are paid on their first reset date ("CPB") at pricing speed of 25% CPR. The WAL and Payment Windows to Maturity for the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 3-A-1 and Class 4-A-1 Certificates are shown at pricing speed of 25% CPR (as described herein).

(2) The Class 1-A-1 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Mortgage Loans of Group I and Group II. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [ ]%

(3) The Class 2-A-2 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Mortgage Loans of Group III and Group IV. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [ ]%

(4) The Class 3-A-1 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Mortgage Loans of Group V. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [ ]%

(5) The Class 4-A-1 Certificates will bear interest at a variable rate (the "Pass-Through Rate") equal to the weighted average of the Net Rates on the Mortgage Loans of Group VI. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [ ]%

(6) Balance shown with respect to the Class 2-A-3 Certificates is a notional balance. Such class is interest-only certificates and will not be entitled to distribution of principal.

(7) The Class 2-A-1 Certificates will bear a fixed rate coupon and is subject to a cap of the weighted average of the Net Rates on the Mortgage Loans of Group III and Group IV.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------


Depositor:                     IndyMac MBS, Inc.

Seller and
Master Servicer:               IndyMac Bank, F.S.B.

Lead Manager:                  Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated

Trustee:                       Deutsche Bank National Trust Company.

Rating Agencies:               [Moody's and Standard & Poor's] are
                               expected to provide ratings on the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class
                               3-A-1, Class 4-A-1, Class B-1, Class B-2, Class
                               B-3, Class B-4 and Class B-5 Certificates. [The
                               Class B-6 Certificates will not be rated.]

Sample Pool
Calculation Date               March 1, 2005. All references herein to
                               principal balances as of such date give effect to the application of scheduled payments due on or before March 1, 2005.

Cut-off Date:                  March 1, 2005.

Pricing Date:                  On or about March [ ], 2005.

Settlement Date:               On or about March 30, 2005.

Distribution Dates:            The 25th day of each month (or if not a
                               business day, the next succeeding business
                               day), commencing in April 2005.

Certificates:                  The "Senior Certificates" will consist of (i)
                               the Class 1-A-1 Certificates (the "Group I
                               Certificates"), (ii) the Class 2-A-1, Class
                               2-A-2 and Class 2-A-3 Certificates (the "Group
                               II Certificates"), (iii) the Class 3-A-1
                               Certificates (the "Group III Certificates") and
                               (iv) the Class 4-A-1 Certificates (the "Group
                               IV Certificates").

                               The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                               Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:                  The Offered Certificates will be made available
                               in book-entry form through DTC[, and upon request only, through Clearstream, Luxembourg and the Euroclear system.]

Federal Tax Treatment:         It is anticipated that, for federal income tax
                               purposes, the Offered Certificates will
                               represent ownership of REMIC regular interests.

ERISA Eligibility:             The Offered Certificates are expected to be
                               eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------



                               ERISA or section 4975 of the Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, section 4975 of the Code or other similar laws.

SMMEA Treatment:               The Senior Certificates and the Class B-1
                               Certificates will be "mortgage related
                               securities" for purposes of the Secondary
                               Mortgage Market Enhancement Act of 1984.

Clean-Up Call:                 The terms of the transaction allow for an
                               optional termination of the trust and
                               retirement of the Certificates on the date (the
                               "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:                The aggregate principal balance of the
                               Mortgage Loans as of the Closing Date is approximately $505,637,023. All the Mortgage
                               Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                               The collateral tables included in these
                               Computational Materials represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include any additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date.

                               With respect to each Loan Group, the final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

Group I
Mortgage Loans:                The aggregate principal balance of the Group I
                               Mortgage Loans as of the Sample Pool
                               Calculation Date is approximately $178,130,129.
                               The Group I Mortgage Loans are conforming
                               balance Mortgage Loans that will have interest
                               rates that have an initial fixed rate period of
                               three years after origination and thereafter
                               adjust semi-annually based on the six-month
                               LIBOR index or annually based on the one-year
                               CMT index or the one-year LIBOR index.
Group II
Mortgage Loans:                The aggregate principal balance of the
                               Group II Mortgage Loans as of the Sample Pool
                               Calculation Date is approximately $142,611,493.
                               The Group II Mortgage Loans that will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year CMT index or the one-year LIBOR index.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

Group III
Mortgage Loans:                The aggregate principal balance of the Group
                               III Mortgage Loans as of the Sample Pool
                               Calculation Date is approximately $156,729,422.
                               The Group III Mortgage Loans are conforming
                               balance Mortgage Loans that will have interest
                               rates that have an initial fixed rate period of
                               five years after origination and thereafter
                               adjust semi-annually based on the six-month
                               LIBOR index or annually based on the one-year
                               CMT index or the one-year LIBOR index.
Group IV
Mortgage Loans:                The aggregate principal balance of the
                               Group IV Mortgage Loans as of the Sample Pool
                               Calculation Date is approximately $106,503,986.
                               The Group IV Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month
                               LIBOR index or annually based on the one-year
                               CMT index or the one-year LIBOR index.

Group V
Mortgage Loans:                The aggregate principal balance of the Group V
                               Mortgage Loans as of the Sample Pool
                               Calculation Date is approximately $69,547,973.
                               The Group V Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month
                               LIBOR index or annually based on the one-year
                               CMT index. The Group V Mortgage Loans will have original prepayment penalties terms of 36 months.

Group VI
Mortgage Loans:                The aggregate principal balance of the Group VI
                               Mortgage Loans as of the Sample Pool
                               Calculation Date is approximately $38,902,411.
                               The Group VI Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month
                               LIBOR index or annually based on the one-year
                               CMT index. The Group VI Mortgage Loans will have original prepayment penalty terms of 36 months.

Accrued Interest:              The price to be paid for the Offered
                               Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date.
                               Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:       The interest accrual period with respect to all
                               the Offered Certificates for a given
                               Distribution Date will be the calendar month preceding the month in which such Distribution
                               Date occurs (on a 30/360 basis).

Credit Enhancement:            Senior/subordinate, shifting interest structure.


----------------------------------------------------------------
                                         Bond          Initial
Certificates           [S&P/Moody's]     Sizes*    Subordination*
-------------------- ------------------ ---------- --------------
Senior Certificates       AAA/Aaa        92.00%        8.00%
-----------------------------------------------------------------
                               *Preliminary and subject to revision.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                               Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                               Credit enhancement for the Class B-1
                               Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                               Credit enhancement for the Class B-2
                               Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                               Credit enhancement for the Class B-3
                               Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates

                               Credit enhancement for the Class B-4
                               Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates.

                               Credit enhancement for the Class B-5
                               Certificates will consist of the subordination of the Class B-6 Certificates.

Shifting Interest:             Through the Distribution Date in March 2015,
                               the Subordinate Certificates will be locked out from receipt of any unscheduled principal
                               (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                               Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                             April 2005 - March 2015         0% Pro Rata Share
                             April 2015 - March 2016         30% Pro Rata Share
                             April 2016 - March 2017         40% Pro Rata Share
                             April 2017 - March 2018         60% Pro Rata Share
                             April 2018 - March 2019         80% Pro Rata Share
                             April 2019 and after           100% Pro Rata Share

                               Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                               Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Losses: Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; and second, to the related Senior Certificates until the respective class principal balance has been reduced to zero. However any losses that would otherwise be allocable to Class 2-A-1 Certificates will be allocated to Class 2-A-2 Certificates, until the balance of Class 2-A-2 Certificates is reduced to zero.

                               Excess losses from the Mortgage Loans in a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior Certificates and (b) the Subordinate Certificates.

Certificates Priority
of Distributions:             Available funds from the Mortgage Loans will be
                               distributed in the following order of priority:

                               1) To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate;

                               2)
                                    (a) to the Group I Certificates, principal from the related Loan Groups*;
                                    (b) to the Group II Certificates, principal
                                 from the related Loan Groups*, as follows:
                                            (i) to Class 2A1 and Class 2A2,
                                                pro-rata
                                    (c) to the Group III Certificates,
                                    principal from the related Loan Group*;
                                    (d) to the Group IV Certificates,
                                    principal from the related Loan Group*;

                               3) To the Class B-1 Certificates, accrued and unpaid interest at the related Class B-1 Certificate Interest Rate;

                               4) To the Class B-1 Certificates, principal;

                               5) To the Class B-2 Certificates, accrued and unpaid interest at the related Class B-2 Certificate Interest Rate; 6) To the Class B-2 Certificates, principal;

                               7) To the Class B-3 Certificates, accrued and unpaid interest at the related Class B-3 Certificate Interest Rate;

                               8) To the Class B-3 Certificates, principal;

                               9) To the Class B-4, Class B-5 and Class B-6
                               Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and

                               10) To the Residual Certificate,
                               any remaining amount.

                               * Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group is used to pay the Senior Certificates related to another Loan Group.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                    GROUP I
--------------------------------------------------------------------------------

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)



                                                                                          Range
                                                                                          -----


Total Number of Loans                                            798
Total Outstanding Balance                                    $178,130,129
Average Loan Balance                                           $223,221            $40,000 to $384,000
WA Mortgage Rate                                                5.817%               4.125% to 9.000%
WA Mortgage Rate Net LPMI                                       5.817%               4.125% to 9.000%
Net WAC                                                         5.435%               3.743% to 8.618%
ARM Characteristics
WA Gross Margin                                                 2.715%               2.250% to 4.000%
WA Months to First Roll                                           36                     36 to 36
WA First Periodic Cap                                           2.952%               2.000% to 6.000%
WA Subsequent Periodic Cap                                      1.669%               1.000% to 2.000%
WA Lifetime Cap                                                11.789%              9.125% to 15.000%
WA Lifetime Floor                                               2.715%               2.250% to 4.000%
WA Original Term (months)                                        360                    360 to 360
WA Remaining Term (months)                                       360                    360 to 360
WA Age (months)                                                   0                       0 to 0
WA LTV                                                          78.75%               36.84% to 95.00%
WA FICO                                                          700
WA DTI%                                                         37.05%
Secured by (% of pool) 1st Liens                               100.00%
2nd Liens                                                       0.00%
Prepayment Penalty at Loan Orig (% of all loans)                0.88%
Prepay Moves Exempted Soft                                      0.15%
Hard                                                            0.74%
No Prepay                                                       99.12%
Unknown                                                         0.00%
Percent of IO                                                   97.68%





--------------------- --------------------- ------------------- ---------------------------- -------------------- ------------------
    Top 5 States      Top 5 Property Types    Documentation               Purpose                 Occupancy        Original PP Term

California  33.66%  Single Family  55.02%  Reduced     65.72%  Purchase             70.33%  Primary      90.56%  None        99.12%
                                                               Refinance -
Florida      10.65  PUD            23.03   Full         20.41  Cashout               19.65  Investment     7.73  12 Months     0.57
                                                              Refinance - Rate
Nevada        8.36  Condominum     15.31   Stated        8.82  Term                  10.02  Second Home    1.71  24 Months     0.17
Virginia      6.33  2-4 Family      3.54   NINA          2.71                                                    36 Months     0.15
                                           Income

Illinois      6.17  Townhouse       3.05   Only          2.34
------------- ------- ----------- --------- ----------- ------- ------------------- -------- ------------ ------- ----------- ------



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------
                                    Group I

Product Types



                          CURRENT          # OF        % OF         AVERAGE       GROSS       REMG                ORIG
Product Types             BALANCE         LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV

3/1 LIBOR                $1,031,406           5        0.58%       $206,281      4.779%     360       731       73.16%
3/1 Treasury              1,456,073           8         0.82        182,009       5.499     360       723        79.41
3/1 LIBOR IO              2,025,031          10         1.14        202,503       5.031     360       713        81.27
3/1 Treasury IO         117,178,273         508        65.78        230,666       5.840     360       700        78.10
3/27 LIBOR                1,640,716           7         0.92        234,388       5.077     360       742        80.81
3/27 LIBOR IO            54,798,631         260        30.76        210,764       5.847     360       697        80.06
Total:                 $178,130,129         798      100.00%       $223,221      5.817%     360       700       78.75%





Current Mortgage Loan Principal Balances



Range of Current Mortgage            CURRENT          # OF        % OF         AVERAGE       GROSS       REMG                ORIG
Loan Principal Balances              BALANCE         LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV

$0.01 to $50,000.00                    $84,000           2        0.05%        $42,000      6.268%     360       675       56.89%
$50,000.01 to $100,000.00            3,269,992          39         1.84         83,846       6.125     360       687        73.84
$100,000.01 to $150,000.00          14,711,694         114         8.26        129,050       5.803     360       703        78.90
$150,000.01 to $200,000.00          32,526,252         184        18.26        176,773       5.877     360       697        79.74
$200,000.01 to $250,000.00          35,012,948         155        19.66        225,890       5.856     360       697        77.58
$250,000.01 to $300,000.00          41,735,644         151        23.43        276,395       5.794     360       703        78.19
$300,000.01 to $350,000.00          39,376,612         121        22.11        325,427       5.749     360       705        79.70
$350,000.01 to $400,000.00          11,412,987          32         6.41        356,656       5.778     360       692        79.63
Total:                            $178,130,129         798      100.00%       $223,221      5.817%     360       700       78.75%






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------
                                    Group I

Geographic Distributions of Mortgaged Properties



                                   CURRENT          # OF         % OF        AVERAGE        GROSS       REMG                ORIG
State                              BALANCE          LOANS       TOTAL        BALANCE         WAC        TERM      FICO       LTV

Alabama                             $522,650            4       0.29%        $130,663      5.343%     360       720       85.21%
Alaska                               185,500            1        0.10         185,500       6.500     360       676        70.00
Arizona                            3,898,120           19        2.19         205,164       5.918     360       710        79.30
Arkansas                             402,300            2        0.23         201,150       5.784     360       696        86.34
California                        59,952,258          228       33.66         262,948       5.791     360       698        78.02
Colorado                           6,078,404           29        3.41         209,600       5.552     360       719        79.11
Connecticut                          740,000            4        0.42         185,000       6.027     360       696        74.79
Delaware                             257,613            1        0.14         257,613       4.875     360       673        95.00
District of Columbia               2,556,339           12        1.44         213,028       6.030     360       676        79.26
Florida                           18,976,906           94       10.65         201,882       5.859     360       703        80.58
Georgia                            7,456,185           39        4.19         191,184       5.939     360       697        79.40
Hawaii                                95,219            1        0.05          95,219       6.375     360       641        75.00
Idaho                                180,000            1        0.10         180,000       7.250     360       641        80.00
Illinois                          10,991,385           54        6.17         203,544       6.010     360       701        79.37
Indiana                              295,000            2        0.17         147,500       6.106     360       657        86.65
Iowa                                 224,800            2        0.13         112,400       5.706     360       688        80.00
Kansas                               517,400            2        0.29         258,700       5.859     360       682        69.96
Kentucky                             219,300            2        0.12         109,650       5.057     360       705        76.05
Maine                                152,407            1        0.09         152,407       4.625     360       771        80.00
Maryland                           7,384,224           37        4.15         199,574       6.172     360       692        78.18
Massachusetts                      2,315,095           10        1.30         231,509       5.716     360       717        70.52
Michigan                           4,199,481           27        2.36         155,536       5.526     360       692        81.56
Minnesota                          1,879,361           11        1.06         170,851       4.885     360       720        76.55
Missouri                             994,770            6        0.56         165,795       5.877     360       668        83.16
Montana                              104,000            1        0.06         104,000       5.875     360       691        80.00
Nebraska                             130,400            1        0.07         130,400       5.875     360       723        80.00
Nevada                            14,892,963           66        8.36         225,651       5.761     360       706        78.76
New Hampshire                        320,000            1        0.18         320,000       6.750     360       620        80.00
New Jersey                         3,351,298           13        1.88         257,792       5.593     360       686        76.21
New Mexico                           379,650            2        0.21         189,825       6.792     360       716        84.29
New York                           5,203,174           19        2.92         273,851       6.295     360       710        75.55
North Carolina                     1,096,550            7        0.62         156,650       5.945     360       757        84.23
Ohio                               1,356,576            6        0.76         226,096       5.477     360       700        83.24
Oregon                               669,750            3        0.38         223,250       5.554     360       660        80.00
Pennsylvania                         979,189            5        0.55         195,838       5.861     360       668        81.64
Rhode Island                         144,000            1        0.08         144,000       5.250     360       686        75.00
South Carolina                       961,225            5        0.54         192,245       5.951     360       672        82.01
Tennessee                            673,543            4        0.38         168,386       5.752     360       701        86.03
Texas                              1,221,050            7        0.69         174,436       5.650     360       742        78.84
Utah                               1,232,800            6        0.69         205,467       5.641     360       704        81.29
Vermont                              564,997            2        0.32         282,499       4.866     360       723        66.93
Virginia                          11,278,889           45        6.33         250,642       5.657     360       703        79.39
Washington                         2,671,810           13        1.50         205,524       6.088     360       694        76.48
Wisconsin                            423,550            2        0.24         211,775       5.909     360       671        80.00
Total:                          $178,130,129          798     100.00%        $223,221      5.817%     360       700       78.75%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------
                                    Group I

Original Loan-to-Value Ratios



Range of Original                 CURRENT          # OF         % OF        AVERAGE        GROSS       REMG                ORIG
Loan-to-Value Ratios              BALANCE          LOANS       TOTAL        BALANCE         WAC        TERM      FICO       LTV

0.01% to 50.00%                     $2,707,381           15       1.52%        $180,492      5.466%     360       707       42.95%
50.01% to 55.00%                     1,455,859            9        0.82         161,762       5.482     360       709        53.36
55.01% to 60.00%                     3,842,235           17        2.16         226,014       5.391     360       695        57.89
60.01% to 65.00%                     3,232,278           17        1.81         190,134       5.211     360       710        63.10
65.01% to 70.00%                     5,078,085           24        2.85         211,587       5.875     360       699        68.58
70.01% to 75.00%                     8,518,354           39        4.78         218,419       5.820     360       688        73.72
75.01% to 80.00%                   137,605,066          602       77.25         228,580       5.865     360       701        79.82
80.01% to 85.00%                     1,313,261            5        0.74         262,652       5.180     360       670        83.87
85.01% to 90.00%                     4,632,289           22        2.60         210,559       5.679     360       696        89.23
90.01% to 95.00%                     9,745,321           48        5.47         203,028       5.780     360       701        94.75
Total:                            $178,130,129          798     100.00%        $223,221      5.817%     360       700       78.75%





Current Mortgage Rates



Range of Current                 CURRENT          # OF         % OF        AVERAGE        GROSS       REMG                ORIG
Mortgage Rates                   BALANCE          LOANS       TOTAL        BALANCE         WAC        TERM      FICO       LTV

4.001% to 4.500%               $3,231,602           16       1.81%        $201,975      4.367%     360       733       74.27%
4.501% to 5.000%               10,991,538           47        6.17         233,863       4.852     360       720        76.03
5.001% to 5.500%               41,904,479          183       23.52         228,986       5.346     360       712        77.97
5.501% to 6.000%               69,893,555          305       39.24         229,159       5.811     360       702        79.12
6.001% to 6.500%               36,039,437          173       20.23         208,320       6.296     360       684        79.69
6.501% to 7.000%               11,700,558           54        6.57         216,677       6.753     360       676        79.43
7.001% to 7.500%                3,080,140           13        1.73         236,934       7.298     360       680        81.44
7.501% to 8.000%                1,126,420            5        0.63         225,284       7.773     360       706        79.21
8.001% to 8.500%                   88,800            1        0.05          88,800       8.500     360       648        78.58
8.501% to 9.000%                   73,600            1        0.04          73,600       9.000     360       701        80.00
Total:                       $178,130,129          798     100.00%        $223,221      5.817%     360       700       78.75%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------
                                    Group I

Property Type


                               CURRENT          # OF         % OF          AVERAGE        GROSS       REMG                ORIG
Property Type                  BALANCE          LOANS        TOTAL         BALANCE         WAC        TERM      FICO       LTV
Single Family Residence         $98,004,863          439       55.02%         $223,246     5.812%     360        696       77.76%
PUD                              41,031,624          171        23.03          239,951      5.766     360        701        80.00
Condominium                      27,265,035          136        15.31          200,478      5.852     360        708        80.83
2-4 Family                        6,299,209           25         3.54          251,968      6.124     360        712        75.24
Townhouse                         5,440,598           26         3.05          209,254      5.735     360        704        80.86
Other                                88,800            1         0.05           88,800      8.500     360        648        78.58
Total:                         $178,130,129          798      100.00%         $223,221     5.817%     360        700       78.75%




Loan Purpose

                               CURRENT          # OF         % OF          AVERAGE        GROSS       REMG                ORIG
Loan Purpose                   BALANCE          LOANS        TOTAL         BALANCE         WAC        TERM      FICO       LTV

Purchase                       $125,280,240          544       70.33%         $230,295     5.803%     360        704       80.47%
Refinance - Cashout              35,007,209          169        19.65          207,143      5.924     360        687        72.60
Refinance - Rate Term            17,842,679           85        10.02          209,914      5.706     360        694        78.70
Total:                         $178,130,129          798      100.00%         $223,221     5.817%     360        700       78.75%




Occupancy

                           CURRENT          # OF         % OF          AVERAGE        GROSS       REMG                ORIG
Occupancy                  BALANCE          LOANS        TOTAL         BALANCE         WAC        TERM      FICO       LTV
Primary                    $161,319,321          717       90.56%         $224,992     5.796%     360        699       79.27%
Investment                   13,772,418           65         7.73          211,883      6.087     360        715        73.40
Second Home                   3,038,391           16         1.71          189,899      5.718     360        696        75.06
Total:                     $178,130,129          798      100.00%         $223,221     5.817%     360        700       78.75%




Remaining Months to Scheduled Maturity



Range of
Remaining Months              CURRENT        # OF         % OF          AVERAGE        GROSS       REMG                ORIG
to Scheduled Maturity         BALANCE        LOANS        TOTAL         BALANCE         WAC        TERM      FICO       LTV
360                           $178,130,129      798      100.00%         $223,221     5.817%     360        700       78.75%
Total:                        $178,130,129      798      100.00%         $223,221     5.817%     360        700       78.75%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------
                                    Group I

Documentation

                                  CURRENT          # OF         % OF          AVERAGE        GROSS       REMG                ORIG
Documentation                     BALANCE          LOANS        TOTAL         BALANCE         WAC        TERM      FICO       LTV
Reduced                           $117,069,854          507       65.72%         $230,907     5.869%     360        699       78.93%
Full                                36,352,218          180        20.41          201,957      5.481     360        700        80.49
Stated                              15,717,168           71         8.82          221,369      6.091     360        713        73.83
No Income/No Asset                   4,820,461           19         2.71          253,708      5.874     360        695        77.41
Income Only                          4,170,428           21         2.34          198,592      6.207     360        679        78.55
Total:                            $178,130,129          798      100.00%         $223,221     5.817%     360        700       78.75%





Credit Scores

Range of                      CURRENT          # OF         % OF          AVERAGE        GROSS       REMG                ORIG
Credit Scores                 BALANCE          LOANS        TOTAL         BALANCE         WAC        TERM      FICO       LTV

601 to 620                      $1,253,581            5        0.70%         $250,716     6.319%     360        620       81.52%
621 to 640                      11,718,624           55         6.58          213,066      6.054     360        631        76.19
641 to 660                      23,092,429          105        12.96          219,928      6.083     360        651        78.76
661 to 680                      30,696,448          144        17.23          213,170      5.881     360        670        78.60
681 to 700                      30,046,119          131        16.87          229,360      5.855     360        690        80.27
701 to 720                      22,968,303          102        12.89          225,179      5.763     360        710        79.20
721 to 740                      22,589,908          100        12.68          225,899      5.670     360        731        78.48
741 to 760                      16,296,889           69         9.15          236,187      5.693     360        750        79.74
761 to 780                      11,930,068           53         6.70          225,096      5.440     360        769        76.97
781 to 800                       5,449,781           24         3.06          227,074      5.526     360        790        75.92
801 to 820                       2,087,979           10         1.17          208,798      5.824     360        806        79.31
Total:                        $178,130,129          798      100.00%         $223,221     5.817%     360        700       78.75%





Original Prepayment Penalty Term

Original Prepayment           CURRENT          # OF         % OF          AVERAGE        GROSS       REMG                ORIG
Penalty Term                  BALANCE          LOANS        TOTAL         BALANCE         WAC        TERM      FICO       LTV
None                          $176,554,222          789       99.12%         $223,770     5.820%     360        700       78.79%
12 Months                        1,015,200            5         0.57          203,040      5.812     360        694        77.73
24 Months                          301,348            3         0.17          100,449      5.731     360        714        80.00
36 Months                          259,359            1         0.15          259,359      4.375     360        710        54.50
Total:                        $178,130,129          798      100.00%         $223,221     5.817%     360        700       78.75%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------
                                    Group I

80% LTV - PMI Analysis

                              CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
80% LTV - PMI Analysis        BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
>80% LTV, with MI              $15,690,871           75      100.00%        $209,212     5.700%     360        697       92.21%
Total:                         $15,690,871           75      100.00%        $209,212     5.700%     360        697       92.21%



Months to Roll

                         CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Months to Roll           BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
36                       $178,130,129          798      100.00%        $223,221     5.817%     360        700       78.75%
Total:                   $178,130,129          798      100.00%        $223,221     5.817%     360        700       78.75%



Gross Margins

                                CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Range of Gross Margins          BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
2.001% to 2.500%                 $13,362,178           74        7.50%        $180,570     5.144%     360        707       81.86%
2.501% to 3.000%                 164,380,440          722        92.28         227,674      5.873     360        699        78.49
3.001% to 3.500%                     158,861            1         0.09         158,861      5.125     360        733        65.80
3.501% to 4.000%                     228,650            1         0.13         228,650      5.625     360        725        95.00
Total:                          $178,130,129          798      100.00%        $223,221     5.817%     360        700       78.75%


Maximum Mortgage Rates

Range of Maximum                CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Mortgage Rates                  BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
9.001% to 9.500%                    $564,439            3        0.32%        $188,146     4.323%     360        727       82.68%
9.501% to 10.000%                  1,235,699            8         0.69         154,462      4.794     360        698        77.25
10.001% to 10.500%                 3,853,483           20         2.16         192,674      4.668     360        728        75.54
10.501% to 11.000%                10,573,639           44         5.94         240,310      4.940     360        717        76.77
11.001% to 11.500%                41,725,233          184        23.42         226,768      5.370     360        710        77.93
11.501% to 12.000%                69,371,355          303        38.94         228,948      5.814     360        702        79.07
12.001% to 12.500%                35,032,364          165        19.67         212,317      6.296     360        685        79.64
12.501% to 13.000%                11,404,958           51         6.40         223,627      6.756     360        676        79.17
13.001% to 13.500%                 3,080,140           13         1.73         236,934      7.298     360        680        81.44
13.501% to 14.000%                 1,126,420            5         0.63         225,284      7.773     360        706        79.21
14.001% to 14.500%                    88,800            1         0.05          88,800      8.500     360        648        78.58
14.501% to 15.000%                    73,600            1         0.04          73,600      9.000     360        701        80.00
Total:                          $178,130,129          798      100.00%        $223,221     5.817%     360        700       78.75%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------
                                    Group I

Next Rate Adjustment Date

Next Rate                      CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                 ORIG
Adjustment Date                BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM       FICO      LTV
March 2008                     $178,130,129         798      100.00%        $223,221     5.817%     360        700       78.75%
Total:                         $178,130,129         798      100.00%        $223,221     5.817%     360        700       78.75%





Initial Fixed Period

                                 CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                 ORIG
Initial Fixed Period             BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM       FICO      LTV
36                               $178,130,129         798      100.00%        $223,221     5.817%     360        700       78.75%
Total:                           $178,130,129         798      100.00%        $223,221     5.817%     360        700       78.75%





Minimum Mortgage Rates

Range of Minimum           CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                 ORIG
Mortgage Rates             BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM       FICO      LTV
2.001% to 2.500%            $13,362,178          74        7.50%        $180,570     5.144%     360        707       81.86%
2.501% to 3.000%            164,380,440         722        92.28         227,674      5.873     360        699        78.49
3.001% to 3.500%                158,861           1         0.09         158,861      5.125     360        733        65.80
3.501% to 4.000%                228,650           1         0.13         228,650      5.625     360        725        95.00
Total:                     $178,130,129         798      100.00%        $223,221     5.817%     360        700       78.75%





Initial Cap

                           CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                 ORIG
Initial Cap                BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM       FICO      LTV
2.000%                       $9,526,164          48        5.35%        $198,462     4.906%     360        721       81.27%
3.000%                      168,307,896         749        94.49         224,710      5.871     360        699        78.60
6.000%                          296,069           1         0.17         296,069      4.875     360        766        80.00
Total:                     $178,130,129         798      100.00%        $223,221     5.817%     360        700       78.75%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                    Group I

Subsequent Cap

                             CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                 ORIG
Subsequent Cap               BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM       FICO      LTV
1.000%                        $58,952,312         281       33.10%        $209,795     5.786%     360        699       80.27%
2.000%                        119,177,817         517        66.90         230,518      5.833     360        701        78.00
Total:                       $178,130,129         798      100.00%        $223,221     5.817%     360        700       78.75%





DTI

                                  CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                 ORIG
Range of DTI                      BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM       FICO      LTV
Unknown                            $23,728,424         107       13.32%        $221,761     6.033%     360        703       75.15%
0.01% to 5.00%                       1,766,833           7         0.99         252,405      6.265     360        690        76.33
5.01% to 10.00%                        520,461           3         0.29         173,487      5.291     360        770        65.24
10.01% to 15.00%                     2,286,640          10         1.28         228,664      5.859     360        692        77.30
15.01% to 20.00%                     2,936,851          16         1.65         183,553      5.726     360        702        80.79
20.01% to 25.00%                     9,284,557          43         5.21         215,920      5.820     360        703        78.79
25.01% to 30.00%                    11,562,055          53         6.49         218,152      5.652     360        701        77.69
30.01% to 35.00%                    26,668,141         122        14.97         218,591      5.808     360        698        79.06
35.01% to 40.00%                    37,410,583         170        21.00         220,062      5.768     360        705        79.38
40.01% to 45.00%                    34,048,456         143        19.11         238,101      5.745     360        707        79.81
45.01% to 50.00%                    20,199,582          93        11.34         217,200      5.927     360        677        80.49
50.01% to 55.00%                     6,376,785          26         3.58         245,261      5.711     360        696        78.05
55.01% or greater                    1,340,763           5         0.75         268,153      5.408     360        700        83.85
Total:                            $178,130,129         798      100.00%        $223,221     5.817%     360        700       78.75%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP II

--------------------------------------------------------------------------------


Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)


                                                                                            Range
                                                                                            -----

Total Number of Loans                                             275
Total Outstanding Balance                                     $142,611,493
Average Loan Balance                                            $518,587          $360,000 to $1,500,000
WA Mortgage Rate                                                 5.863%                4.750% to 9.875%
WA Mortgage Rate Net LPMI                                        5.863%                4.750% to 9.875%
Net WAC                                                          5.480%                4.368% to 9.493%
ARM Characteristics
WA Gross Margin                                                  2.759%                2.250% to 5.000%
WA Months to First Roll                                            36                      36 to 36
WA First Periodic Cap                                            3.021%                2.000% to 6.000%
WA Subsequent Periodic Cap                                       1.717%                1.000% to 2.000%
WA Lifetime Cap                                                 11.863%               10.750% to 15.875%
WA Lifetime Floor                                                2.759%                2.250% to 5.000%
WA Original Term (months)                                         360                     360 to 360
WA Remaining Term (months)                                        360                     360 to 360
WA Age (months)                                                    0                        0 to 0
WA LTV                                                           74.51%                25.69% to 95.00%
WA FICO                                                           700
WA DTI%                                                          38.41%
Secured by (% of pool) 1st Liens                                100.00%
2nd Liens                                                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)                 4.82%
Prepay Moves Exempted Soft                                       0.76%
Hard                                                             4.06%
No Prepay                                                        95.18%
Unknown                                                          0.00%
Percent of IO                                                    83.39%


----------------------- --------------------- ------------------- ---------------------------- --------------------- ---------------
     Top 5 States       Top 5 Property Types    Documentation               Purpose                 Occupancy      Original PP Term

                      Single
California    63.48%  Family        64.72%  Reduced     68.36%  Purchase             52.79%  Primary      89.63%  None       95.18%
                                                                Refinance -
New York        4.61  PUD            13.68  Full         16.05  Cashout               30.06  Investment     7.54  12 Months    4.06
                                                                Refinance - Rate
Illinois        3.44  2-4 Family     11.45  NINA          7.35  Term                  17.15  Second Home    2.84  36 Months    0.76
Virginia        2.96  Condominium     8.53  Stated        5.54
                                            Income

Georgia         2.51  Townhouse       1.30  Only          2.70
------------- --------- ------------ -------- ---------- -------- ------------------- -------- ------------ -------- ---------- ----


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP II

--------------------------------------------------------------------------------


Product Types

                            CURRENT         # OF         % OF         AVERAGE     GROSS      REMG       RIG
Product Types               BALANCE         LOANS       TOTAL         BALANCE         WAC       TERM       FICO      LTV

3/1 Treasury                 $15,148,368          25      10.62%         $605,935     5.851%     360       706       68.88%
3/1 LIBOR IO                     877,250           2        0.62          438,625      5.678     360       722        84.00
3/1 Treasury IO               85,045,482         167       59.63          509,254      5.837     360       697        75.44
3/27 LIBOR                     8,532,450          15        5.98          568,830      6.209     360       689        70.98
3/27 LIBOR IO                 33,007,943          66       23.15          500,120      5.850     360       706        75.37
Total:                      $142,611,493         275     100.00%         $518,587     5.863%     360       700       74.51%





Current Mortgage Loan Principal Balances

Range of Current Mortgage            CURRENT          # OF        % OF         AVERAGE        GROSS      REMG                 ORIG
Loan Principal Balances              BALANCE         LOANS       TOTAL         BALANCE         WAC       TERM       FICO      LTV
$350,000.01 to $400,000.00            $30,010,132          79      21.04%         $379,875     6.038%     360       703       78.66%
$400,000.01 to $450,000.00             23,950,909          56       16.79          427,695      5.861     360       705        77.32
$450,000.01 to $500,000.00             16,315,200          34       11.44          479,859      5.939     360       704        76.65
$500,000.01 to $550,000.00             14,569,365          28       10.22          520,334      5.853     360       693        76.42
$550,000.01 to $600,000.00              9,876,649          17        6.93          580,979      6.033     360       689        77.05
$600,000.01 to $650,000.00             17,170,041          27       12.04          635,927      5.790     360       700        75.43
$650,000.01 to $700,000.00              2,701,350           4        1.89          675,338      5.739     360       664        71.64
$700,000.01 to $750,000.00              4,422,600           6         3.1          737,100      5.765     360       710        66.82
$750,000.01 to $1,000,000.00           18,012,047          20       12.63          900,602      5.633     360       702        65.65
$1,000,000.01 to $1,500,000.00          5,583,200           4        3.91        1,395,800      5.529     360       688        57.69
Total:                               $142,611,493         275     100.00%         $518,587     5.863%     360       700       74.51%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP II

--------------------------------------------------------------------------------


Geographic Distributions of Mortgaged Properties


                                CURRENT          # OF         % OF         AVERAGE       GROSS       REMG                ORIG
State                           BALANCE          LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
Alabama                           $1,433,000            3        1.00%       $477,667      5.550%    360       707        80.00%
Arizona                            2,332,700            4         1.64        583,175       5.946    360       688         78.75
California                        90,532,547          174        63.48        520,302       5.826    360       701         75.00
Colorado                           1,847,000            4         1.30        461,750       5.902    360       694         79.70
Connecticut                        2,517,000            4         1.76        629,250       5.311    360       700         70.64
District of Columbia                 881,000            2         0.62        440,500       6.289    360       645         78.69
Florida                            3,274,350            7         2.30        467,764       5.903    360       689         69.18
Georgia                            3,580,600            7         2.51        511,514       5.841    360       720         77.10
Hawaii                             2,882,975            5         2.02        576,595       5.599    360       700         75.36
Illinois                           4,905,126            9         3.44        545,014       6.063    360       696         72.81
Maryland                           2,300,999            5         1.61        460,200       6.433    360       678         75.63
Massachusetts                      2,623,750            6         1.84        437,292       6.066    360       721         81.25
Michigan                           2,669,600            4         1.87        667,400       6.054    360       658         71.84
Nevada                             3,237,116            7         2.27        462,445       6.047    360       699         80.58
New Jersey                         1,220,000            3         0.86        406,667       5.773    360       658         72.67
New Mexico                           451,000            1         0.32        451,000       5.375    360       717         77.76
New York                           6,570,200           13         4.61        505,400       6.114    360       715         65.84
North Carolina                       420,000            1         0.29        420,000       6.000    360       771         80.00
Rhode Island                       1,040,500            2         0.73        520,250       5.703    360       686         73.25
South Carolina                     2,374,000            2         1.66      1,187,000       5.720    360       697         59.35
Texas                                938,250            2         0.66        469,125       5.625    360       732         77.30
Virginia                           4,219,780            9         2.96        468,864       6.052    360       686         75.71
Washington                           360,000            1         0.25        360,000       5.375    360       722         77.42
Total:                          $142,611,493          275      100.00%       $518,587      5.863%    360       700        74.51%




Original Loan-to-Value Ratios

Range of Original             CURRENT          # OF         % OF         AVERAGE       GROSS       REMG                ORIG
Loan-to-Value Ratios          BALANCE          LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
0.01% to 50.00%                 $6,607,200            9        4.63%       $734,133      5.875%    360       692        42.87%
50.01% to 55.00%                 1,782,200            3         1.25        594,067       5.792    360       746         51.66
55.01% to 60.00%                 7,797,547            9         5.47        866,394       5.450    360       690         58.38
60.01% to 65.00%                 8,169,200           13         5.73        628,400       5.466    360       693         64.53
65.01% to 70.00%                10,226,090           18         7.17        568,116       5.803    360       703         68.15
70.01% to 75.00%                17,367,192           28        12.18        620,257       5.801    360       687         73.97
75.01% to 80.00%                84,442,236          181        59.21        466,532       5.975    360       701         79.68
80.01% to 85.00%                 1,290,000            2         0.90        645,000       5.061    360       743         81.91
85.01% to 90.00%                 2,571,883            6         1.80        428,647       5.786    360       711         89.20
90.01% to 95.00%                 2,357,945            6         1.65        392,991       5.845    360       725         94.80
Total:                        $142,611,493          275      100.00%       $518,587      5.863%    360       700        74.51%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP II

--------------------------------------------------------------------------------


Current Mortgage Rates

Range of Current                  CURRENT          # OF         % OF         AVERAGE       GROSS       REMG                ORIG
Mortgage Rates                    BALANCE          LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
4.501% to 5.000%                    $9,215,193           15        6.46%       $614,346      4.917%    360       712        75.02%
5.001% to 5.500%                    27,519,124           52        19.30        529,214       5.349    360       711         72.47
5.501% to 6.000%                    63,992,062          121        44.87        528,860       5.778    360       702         73.51
6.001% to 6.500%                    28,174,653           57        19.76        494,292       6.301    360       685         77.37
6.501% to 7.000%                     9,815,511           21         6.88        467,405       6.726    360       693         77.66
7.001% to 7.500%                     1,971,200            5         1.38        394,240       7.275    360       689         73.19
7.501% to 8.000%                       961,750            2         0.67        480,875       7.699    360       651         76.43
8.001% to 8.500%                       590,000            1         0.41        590,000       8.250    360       699         80.00
9.501% to 10.000%                      372,000            1         0.26        372,000       9.875    360       633         80.00
Total:                            $142,611,493          275      100.00%       $518,587      5.863%    360       700        74.51%





Property Type

                                  CURRENT          # OF         % OF         AVERAGE       GROSS       REMG                ORIG
Property Type                     BALANCE          LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
Single Family Residence            $92,299,260          175       64.72%       $527,424      5.774%    360       697        73.88%
PUD                                 19,515,579           38        13.68        513,568       5.897    360       700         77.61
2-4 Family                          16,329,050           30        11.45        544,302       6.142    360       709         72.73
Condo                               12,162,604           27         8.53        450,467       6.064    360       707         76.57
Townhouse                            1,850,000            4         1.30        462,500       5.952    360       663         76.70
Unknown                                455,000            1         0.32        455,000       6.625    360       794         70.00
Total:                            $142,611,493          275      100.00%       $518,587      5.863%    360       700        74.51%





Loan Purpose

                                      CURRENT          # OF         % OF         AVERAGE       GROSS       REMG             ORIG
Loan Purpose                          BALANCE          LOANS        TOTAL        BALANCE        WAC        TERM      FICO    LTV
Purchase                               $75,282,152          156       52.79%       $482,578      5.880%    360       712     78.32%
Refinance - Cashout                     42,873,099           78        30.06        549,655       5.947    360       687      70.49
Refinance - Rate Term                   24,456,242           41        17.15        596,494       5.663    360       685      69.85
Total:                                $142,611,493          275      100.00%       $518,587      5.863%    360       700     74.51%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP II

--------------------------------------------------------------------------------


Occupancy

                           CURRENT          # OF         % OF         AVERAGE       GROSS       REMG                ORIG
Occupancy                  BALANCE          LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
Primary                    $127,821,271          247       89.63%       $517,495      5.830%    360       698        74.96%
Investment                   10,745,950           20         7.54        537,298       6.267    360       706         68.96
Second Home                   4,044,272            8         2.84        505,534       5.833    360       732         75.17
Total:                     $142,611,493          275      100.00%       $518,587      5.863%    360       700        74.51%





Remaining Months to Scheduled Maturity

Range of
Remaining Months                 CURRENT          # OF         % OF         AVERAGE       GROSS       REMG                ORIG
to Scheduled Maturity            BALANCE          LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
360                              $142,611,493          275      100.00%       $518,587      5.863%    360       700        74.51%
Total:                           $142,611,493          275      100.00%       $518,587      5.863%    360       700        74.51%





Documentation

                             CURRENT          # OF         % OF         AVERAGE       GROSS       REMG                ORIG
Documentation                BALANCE          LOANS        TOTAL        BALANCE        WAC        TERM      FICO       LTV
Reduced                       $97,490,241          186       68.36%       $524,141      5.827%    360       701        74.81%
Full                           22,892,717           43        16.05        532,389       5.716    360       693         75.20
NINA                           10,478,681           21         7.35        498,985       6.208    360       708         78.76
Stated                          7,902,854           17         5.54        464,874       6.235    360       703         64.61
Income Only                     3,847,000            8         2.70        480,875       5.944    360       687         71.55
Total:                       $142,611,493          275      100.00%       $518,587      5.863%    360       700        74.51%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP II

--------------------------------------------------------------------------------


Credit Scores

Range of                     CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Credit Scores                BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
621 to 640                    $12,131,430          24        8.51%        $505,476      6.250%    360       632        76.03%
641 to 660                     20,334,925          39        14.26         521,408       6.147    360       652         71.90
661 to 680                     21,426,851          39        15.02         549,406       5.765    360       670         73.34
681 to 700                     21,259,707          41        14.91         518,529       5.875    360       691         75.08
701 to 720                     20,990,696          38        14.72         552,387       5.633    360       711         74.61
721 to 740                     20,981,748          40        14.71         524,544       5.761    360       731         74.28
741 to 760                     12,508,776          26         8.77         481,107       5.634    360       750         77.13
761 to 780                      6,304,967          14         4.42         450,355       6.010    360       770         74.10
781 to 800                      5,708,393          12         4.00         475,699       5.871    360       789         77.10
801 to 820                        964,000           2         0.68         482,000       6.060    360       809         80.00
Total:                       $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%



Original Prepayment Penalty Term

Original Prepayment            CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Penalty Term                   BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
None                           $135,734,093         261       95.18%        $520,054      5.844%    360       701        74.52%
12 Months                         5,795,400          12         4.06         482,950       5.997    360       681         77.90
36 Months                         1,082,000           2         0.76         541,000       7.454    360       689         55.30
Total:                         $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%




80% LTV - PMI Analysis

                                     CURRENT          # OF        % OF         AVERAGE        GROSS       REMG              ORIG
80% LTV - PMI Analysis               BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO     LTV
>80% LTV, with MI                      $5,844,828          13      100.00%        $449,602      5.652%    360       720      89.52%
Total:                                 $5,844,828          13      100.00%        $449,602      5.652%    360       720      89.52%




Months to Roll

                                 CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Months to Roll                   BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
36                               $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%
Total:                           $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP II

--------------------------------------------------------------------------------


Gross Margins

                                  CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Range of Gross Margins            BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
2.001% to 2.500%                    $3,230,450           6        2.27%        $538,408      5.491%    360       724        71.14%
2.501% to 3.000%                   137,360,643         265        96.32         518,342       5.846    360       699         74.71
3.001% to 3.500%                       427,200           1          0.3         427,200        6.75    360       777         50.20
3.501% to 4.000%                       435,200           1         0.31         435,200       7.375    360       777         49.14
4.001% to 4.500%                       568,000           1          0.4         568,000        7.75    360       657         77.42
4.501% to 5.000%                       590,000           1         0.41         590,000        8.25    360       699         80.00
Total:                            $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%





Maximum Mortgage Rates

Range of Maximum                 CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Mortgage Rates                   BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
10.501% to 11.000%                 $9,215,193          15        6.46%        $614,346      4.917%    360       712        75.02%
11.001% to 11.500%                 27,519,124          52        19.30         529,214       5.349    360       711         72.47
11.501% to 12.000%                 63,992,062         121        44.87         528,860       5.778    360       702         73.51
12.001% to 12.500%                 28,174,653          57        19.76         494,292       6.301    360       685         77.37
12.501% to 13.000%                  9,815,511          21         6.88         467,405       6.726    360       693         77.66
13.001% to 13.500%                  1,971,200           5         1.38         394,240       7.275    360       689         73.19
13.501% to 14.000%                    961,750           2         0.67         480,875       7.699    360       651         76.43
14.001% to 14.500%                    590,000           1         0.41         590,000       8.250    360       699         80.00
15.501% to 16.000%                    372,000           1         0.26         372,000       9.875    360       633         80.00
Total:                           $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%



Next Rate Adjustment Date

Next Rate                       CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Adjustment Date                 BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
March 2008                      $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%
Total:                          $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%


Initial Fixed Period

                                CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Initial Fixed Period            BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
36                              $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%
Total:                          $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP II

--------------------------------------------------------------------------------

Minimum Mortgage Rates

Range of Minimum                CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Mortgage Rates                  BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
2.001% to 2.500%                  $3,230,450           6        2.27%        $538,408      5.491%    360       724        71.14%
2.501% to 3.000%                 137,360,643         265        96.32         518,342       5.846    360       699         74.71
3.001% to 3.500%                     427,200           1         0.30         427,200       6.750    360       777         50.20
3.501% to 4.000%                     435,200           1         0.31         435,200       7.375    360       777         49.14
4.001% to 4.500%                     568,000           1         0.40         568,000       7.750    360       657         77.42
4.501% to 5.000%                     590,000           1         0.41         590,000       8.250    360       699         80.00
Total:                          $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%





Initial Cap

                            CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Initial Cap                 BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
2.000%                        $2,033,250           4        1.43%        $508,313      6.097%    360       697        79.07%
3.000%                       138,908,043         268        97.40         518,314       5.864    360       699         74.34
6.000%                         1,670,200           3         1.17         556,733       5.489    360       769         83.23
Total:                      $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%





Subsequent Cap

                             CURRENT          # OF        % OF         AVERAGE        GROSS       REMG                ORIG
Subsequent Cap               BALANCE         LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
1.000%                        $40,421,505          80       28.34%        $505,269      5.908%    360       701        74.31%
2.000%                        102,189,988         195        71.66         524,051       5.845    360       699         74.59
Total:                       $142,611,493         275      100.00%        $518,587      5.863%    360       700        74.51%






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP II

--------------------------------------------------------------------------------


DTI

                              CURRENT          # OF        % OF        AVERAGE        GROSS      REMG                 ORIG
Range of DTI                  BALANCE         LOANS       TOTAL        BALANCE         WAC       TERM       FICO       LTV
Unknown                        $21,593,535          45      15.14%        $479,856     6.199%     360       702        72.38%
0.01% to 5.00%                   1,032,000           2        0.72         516,000      6.173     360       655         74.93
15.01% to 20.00%                 2,051,500           4        1.44         512,875      6.005     360       694         72.90
20.01% to 25.00%                 3,369,200           4        2.36         842,300      5.543     360       700         65.32
25.01% to 30.00%                 9,957,452          17        6.98         585,732      5.756     360       717         74.61
30.01% to 35.00%                18,259,167          34       12.80         537,034      5.783     360       714         75.71
35.01% to 40.00%                32,946,398          65       23.10         506,868      5.836     360       701         74.96
40.01% to 45.00%                33,701,138          68       23.63         495,605      5.805     360       691         77.28
45.01% to 50.00%                16,015,357          29       11.23         552,254      5.822     360       690         73.50
50.01% to 55.00%                 1,570,746           4        1.10         392,687      5.792     360       659         75.18
55.01% or greater                2,115,000           3        1.48         705,000      5.541     360       724         57.58
Total:                        $142,611,493         275     100.00%        $518,587     5.863%     360       700        74.51%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP III

--------------------------------------------------------------------------------


Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)


                                                                                        Range
                                                                                        -----

Total Number of Loans                                            709
Total Outstanding Balance                                    $156,729,422
Average Loan Balance                                           $221,057          $49,725 to $408,000
WA Mortgage Rate                                                5.854%             4.250% to 8.125%
WA Mortgage Rate Net LPMI                                       5.854%             4.250% to 8.125%
Net WAC                                                         5.471%             3.868% to 7.743%
ARM Characteristics
WA Gross Margin                                                 2.685%             2.000% to 2.750%
WA Months to First Roll                                           60                   60 to 60
WA First Periodic Cap                                           5.017%             2.000% to 6.000%
WA Subsequent Periodic Cap                                      1.681%             1.000% to 2.000%
WA Lifetime Cap                                                11.743%            9.250% to 14.125%
WA Lifetime Floor                                               2.685%             2.000% to 2.750%
WA Original Term (months)                                        360                  360 to 360
WA Remaining Term (months)                                       360                  360 to 360
WA Age (months)                                                   0                     0 to 0
WA LTV                                                          76.46%             22.86% to 95.00%
WA FICO                                                          704
WA DTI%                                                         38.46%
Secured by (% of pool) 1st Liens                               100.00%
2nd Liens                                                       0.00%
Prepayment Penalty at Loan Orig (% of all loans)                1.81%
Prepay Moves Exempted Soft                                      0.10%
Hard                                                            1.71%
No Prepay                                                       98.19%
Unknown                                                         0.00%
Percent of IO                                                   94.77%


--------------------- ---------------------- --------------------- ---------------------------- --------------------- --------------
Top 5 States      Top 5 Property Types      Documentation                Purpose                 Occupancy         Original PP Term

                      Single
California    31.14%  Family         54.29%  Reduced       53.39%  Purchase           63.58%  Primary      90.29%  None      98.19%
                                                                   Refinance -
Florida         9.95  PUD             20.91  Full           30.09  Cashout             27.82  Investment     6.53  12 Months   1.14
                                                                   Refinance - Rate
Virginia        7.00  Condo           16.92  Stated          7.94  Term                 8.60  Second Home    3.18  24 Months   0.57
Maryland        6.29  2-4 Family       5.22  NINA            4.92                                                  36 Months    0.1
Nevada          5.43  Townhouse        2.51  Income Only     3.58
------------ -------- ------------- -------- ------------ -------- ------------------- -------- ------------ -------- ---------- ---


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP III

--------------------------------------------------------------------------------

Product Types

                           CURRENT          # OF         % OF        AVERAGE        GROSS      REMG                 ORIG
Product Types              BALANCE          LOANS       TOTAL        BALANCE         WAC       TERM      FICO       LTV
5/1 LIBOR                    $2,333,416           15       1.49%        $155,561     5.397%     360       719        78.29%
5/1 Treasury                  2,303,940           12        1.47         191,995      5.310     360       725         81.28
5/1 LIBOR IO                  4,237,299           19        2.70         223,016      5.426     360       701         68.12
5/1 Treasury IO              96,752,179          416       61.73         232,577      5.872     360       705         76.06
5/25 LIBOR                    3,553,372           16        2.27         222,086      5.555     360       737         74.26
5/25 LIBOR IO                47,549,217          231       30.34         205,841      5.926     360       700         77.88
Total:                     $156,729,422          709     100.00%        $221,057     5.854%     360       704        76.46%





Current Mortgage Loan Principal Balances

Range of Current Mortgage           CURRENT          # OF         % OF        AVERAGE        GROSS      REMG                 ORIG
Loan Principal Balances             BALANCE          LOANS       TOTAL        BALANCE         WAC       TERM      FICO       LTV
$0.01 to $50,000.00                      $49,725            1       0.03%         $49,725     6.500%     360       756        48.10%
$50,000.01 to $100,000.00              3,294,001           39         2.1          84,462      6.258     360       693         76.96
$100,000.01 to $150,000.00            14,384,933          113        9.18         127,300      6.051     360       705         77.51
$150,000.01 to $200,000.00            30,988,763          175       19.77         177,079      5.918     360       700         77.91
$200,000.01 to $250,000.00            25,619,783          112       16.35         228,748      5.930     360       698         75.10
$250,000.01 to $300,000.00            35,768,630          129       22.82         277,276      5.733     360       706         76.52
$300,000.01 to $350,000.00            35,882,133          110       22.89         326,201      5.760     360       707         75.64
$350,000.01 to $400,000.00            10,333,455           29        6.59         356,326      5.792     360       720         76.58
$400,000.01 to $450,000.00               408,000            1        0.26         408,000      6.250     360       684         80.00
Total:                              $156,729,422          709     100.00%        $221,057     5.854%     360       704        76.46%






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP III

--------------------------------------------------------------------------------

Geographic Distributions of Mortgaged Properties


                                   CURRENT          # OF        % OF         AVERAGE        GROSS      REMG                 ORIG
State                              BALANCE         LOANS       TOTAL         BALANCE         WAC       TERM       FICO       LTV
Alabama                              $1,144,600           6       0.73%         $190,767     6.312%     360       679        73.98%
Alaska                                  245,000           1        0.16          245,000      6.750     360       661         74.24
Arizona                               6,020,795          37        3.84          162,724      6.145     360       706         80.44
California                           48,798,160         180       31.14          271,101      5.748     360       709         72.62
Colorado                              5,887,677          28        3.76          210,274      5.837     360       696         77.72
Connecticut                           1,430,248           5        0.91          286,050      5.777     360       743         78.95
District of Columbia                    280,000           1        0.18          280,000      5.500     360       711         70.00
Florida                              15,593,887          81        9.95          192,517      5.957     360       715         81.02
Georgia                               5,744,117          34        3.66          168,945      5.853     360       697         79.36
Hawaii                                  525,000           2        0.33          262,500      5.821     360       714         53.89
Idaho                                   161,000           1        0.10          161,000      7.500     360       647         74.54
Illinois                              4,634,766          25        2.96          185,391      5.854     360       713         75.14
Indiana                                 104,877           1        0.07          104,877      4.500     360       752         79.50
Iowa                                    139,200           1        0.09          139,200      5.625     360       666         80.00
Kansas                                   64,800           1        0.04           64,800      6.875     360       645         90.00
Kentucky                                205,000           2        0.13          102,500      6.146     360       733         62.99
Louisiana                               324,000           1        0.21          324,000      5.875     360       702         80.00
Maine                                   387,165           3        0.25          129,055      5.151     360       729         68.81
Maryland                              9,865,790          41        6.29          240,629      5.888     360       698         77.32
Massachusetts                         2,282,767           8        1.46          285,346      6.070     360       665         77.83
Michigan                              2,016,079          13        1.29          155,083      6.164     360       666         80.47
Minnesota                             3,781,602          20        2.41          189,080      5.582     360       697         82.22
Mississippi                             152,000           1        0.10          152,000      7.250     360       643         80.00
Missouri                                376,761           2        0.24          188,381      5.527     360       696         79.25
Montana                                 275,000           1        0.18          275,000      5.750     360       648         67.90
Nebraska                                 64,000           1        0.04           64,000      6.250     360       697         80.00
Nevada                                8,517,466          35        5.43          243,356      5.804     360       723         77.25
New Hampshire                           334,320           2        0.21          167,160      5.576     360       731         78.88
New Jersey                            4,309,840          20        2.75          215,492      6.330     360       708         77.97
New Mexico                              148,000           1        0.09          148,000      6.625     360       714         80.00
New York                              5,910,806          21        3.77          281,467      5.979     360       688         74.82
North Carolina                          464,130           4        0.30          116,033      6.121     360       687         87.48
Ohio                                    799,069           5        0.51          159,814      5.808     360       707         79.92
Oklahoma                                433,874           2        0.28          216,937      4.936     360       691         80.00
Oregon                                1,968,379          11        1.26          178,944      5.850     360       688         77.94
Pennsylvania                            783,630           4        0.50          195,907      5.389     360       698         77.36
Rhode Island                            199,415           1        0.13          199,415      5.500     360       691         80.00
South Carolina                        2,556,369          12        1.63          213,031      5.702     360       697         75.84
Tennessee                               256,800           3        0.16           85,600      6.782     360       713         79.75
Texas                                 3,373,195          18        2.15          187,400      5.886     360       696         80.69
Utah                                    783,400           5        0.50          156,680      6.121     360       694         79.00
Virginia                             10,973,831          46        7.00          238,562      5.803     360       702         77.62
Washington                            2,533,365          11        1.62          230,306      5.805     360       674         76.41
Wisconsin                             1,587,243          10        1.01          158,724      5.963     360       729         78.30
Wyoming                                 292,000           1        0.19          292,000      4.500     360       687         80.00
Total:                             $156,729,422         709     100.00%         $221,057     5.854%     360       704        76.46%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP III

--------------------------------------------------------------------------------

Original Loan-to-Value Ratios

Range of Original               CURRENT          # OF        % OF         AVERAGE        GROSS      REMG                 ORIG
Loan-to-Value Ratios            BALANCE         LOANS       TOTAL         BALANCE         WAC       TERM       FICO       LTV
0.01% to 50.00%                   $5,489,691          27       3.50%         $203,322     5.622%     360       719        41.62%
50.01% to 55.00%                   3,077,424          14        1.96          219,816      5.515     360       712         52.68
55.01% to 60.00%                   4,125,271          17        2.63          242,663      5.578     360       693         57.63
60.01% to 65.00%                   5,485,200          22        3.50          249,327      5.681     360       685         63.34
65.01% to 70.00%                   7,699,349          34        4.91          226,451      5.895     360       691         68.47
70.01% to 75.00%                  14,161,787          62        9.04          228,416      5.921     360       696         73.50
75.01% to 80.00%                 106,832,352         480       68.16          222,567      5.876     360       707         79.81
80.01% to 85.00%                     503,669           2        0.32          251,835      5.714     360       696         84.99
85.01% to 90.00%                   3,102,320          16        1.98          193,895      5.972     360       686         89.37
90.01% to 95.00%                   6,252,360          35        3.99          178,639      5.917     360       707         94.92
Total:                          $156,729,422         709     100.00%         $221,057     5.854%     360       704        76.46%





Current Mortgage Rates

Range of Current                   CURRENT          # OF        % OF         AVERAGE        GROSS      REMG                 ORIG
Mortgage Rates                     BALANCE         LOANS       TOTAL         BALANCE         WAC       TERM       FICO       LTV
4.001% to 4.500%                     $1,192,249           5       0.76%         $238,450     4.416%     360       702        79.56%
4.501% to 5.000%                      5,240,307          22        3.34          238,196      4.911     360       722         71.10
5.001% to 5.500%                     31,388,267         131       20.03          239,605      5.399     360       720         74.30
5.501% to 6.000%                     78,254,254         339       49.93          230,839      5.801     360       704         76.41
6.001% to 6.500%                     29,085,950         144       18.56          201,986      6.275     360       695         78.60
6.501% to 7.000%                      7,960,495          47        5.08          169,372      6.760     360       675         79.37
7.001% to 7.500%                      2,622,150          15        1.67          174,810      7.243     360       666         79.54
7.501% to 8.000%                        777,750           5        0.50          155,550      7.710     360       692         79.32
8.001% to 8.500%                        208,000           1        0.13          208,000      8.125     360       756         80.00
Total:                             $156,729,422         709     100.00%         $221,057     5.854%     360       704        76.46%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP III

--------------------------------------------------------------------------------

Property Type

                                    CURRENT          # OF         % OF        AVERAGE       GROSS       REMG                ORIG
Property Type                       BALANCE          LOANS        TOTAL       BALANCE        WAC        TERM      FICO       LTV
Single Family Residence              $85,095,526          374       54.29%      $227,528      5.833%     360       699       76.01%
PUD                                   32,769,471          150        20.91       218,463       5.796     360       713        79.62
Condo                                 26,515,854          129        16.92       205,549       5.859     360       715        74.77
2-4 Family                             8,178,870           35         5.22       233,682       6.228     360       697        73.34
Townhouse                              3,938,301           19         2.51       207,279       5.992     360       690        76.66
Other                                    231,400            2         0.15       115,700       5.565     360       686        95.00
Total:                              $156,729,422          709      100.00%      $221,057      5.854%     360       704       76.46%





Loan Purpose

                                    CURRENT          # OF         % OF        AVERAGE       GROSS       REMG                ORIG
Loan Purpose                        BALANCE          LOANS        TOTAL       BALANCE        WAC        TERM      FICO       LTV
Purchase                             $99,651,730          449       63.58%      $221,941      5.822%     360       713       80.10%
Refinance - Cashout                   43,596,494          200        27.82       217,982       5.967     360       687        69.64
Refinance - Rate Term                 13,481,197           60         8.60       224,687       5.722     360       694        71.63
Total:                              $156,729,422          709      100.00%      $221,057      5.854%     360       704       76.46%



Occupancy

                              CURRENT          # OF         % OF        AVERAGE       GROSS       REMG                ORIG
Occupancy                     BALANCE          LOANS        TOTAL       BALANCE        WAC        TERM      FICO       LTV
Primary                       $141,514,809          632       90.29%      $223,916      5.820%     360       702       76.72%
Investment                      10,236,047           53         6.53       193,133       6.350     360       723        72.26
Second Home                      4,978,567           24         3.18       207,440       5.795     360       725        77.74
Total:                        $156,729,422          709      100.00%      $221,057      5.854%     360       704       76.46%




Remaining Months to Scheduled Maturity

Range of
Remaining Months                CURRENT          # OF         % OF        AVERAGE       GROSS       REMG                ORIG
to Scheduled Maturity           BALANCE          LOANS        TOTAL       BALANCE        WAC        TERM      FICO       LTV
360                             $156,729,422          709      100.00%      $221,057      5.854%     360       704       76.46%
Total:                          $156,729,422          709      100.00%      $221,057      5.854%     360       704       76.46%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP III

--------------------------------------------------------------------------------


Documentation

                              CURRENT          # OF         % OF        AVERAGE       GROSS       REMG                ORIG
Documentation                 BALANCE          LOANS        TOTAL       BALANCE        WAC        TERM      FICO       LTV
Reduced                        $83,678,801          358       53.39%      $233,740      5.923%     360       701       76.44%
Full                            47,161,765          227        30.09       207,761       5.651     360       711        79.44
Stated                          12,442,826           65         7.94       191,428       6.071     360       703        70.63
NINA                             7,706,687           32         4.92       240,834       6.027     360       717        71.82
Income Only                      5,605,298           26         3.58       215,588       5.803     360       691        71.29
Asset Only                         134,045            1         0.09       134,045       5.750     360       674        67.50
Total:                        $156,729,422          709      100.00%      $221,057      5.854%     360       704       76.46%





Credit Scores

Range of                        CURRENT          # OF         % OF        AVERAGE       GROSS       REMG                ORIG
Credit Scores                   BALANCE          LOANS        TOTAL       BALANCE        WAC        TERM      FICO       LTV
601 to 620                          $130,000            1        0.08%      $130,000      6.250%     360       620       52.00%
621 to 640                        10,419,915           48         6.65       217,082       6.038     360       631        73.75
641 to 660                        18,838,203           87        12.02       216,531       6.116     360       651        75.24
661 to 680                        22,684,245          105        14.47       216,040       5.917     360       671        77.44
681 to 700                        24,422,054          115        15.58       212,366       5.830     360       691        77.17
701 to 720                        22,814,786          100        14.56       228,148       5.816     360       711        77.61
721 to 740                        21,768,362           96        13.89       226,754       5.750     360       730        76.17
741 to 760                        16,548,806           70        10.56       236,412       5.728     360       750        78.83
761 to 780                        11,330,787           54         7.23       209,829       5.771     360       769        74.46
781 to 800                         6,376,480           27         4.07       236,166       5.654     360       789        77.46
801 to 820                         1,395,783            6         0.89       232,631       5.616     360       806        56.84
Total:                          $156,729,422          709      100.00%      $221,057      5.854%     360       704       76.46%





Original Prepayment Penalty Term

Original Prepayment             CURRENT          # OF         % OF        AVERAGE       GROSS       REMG                ORIG
Penalty Term                    BALANCE          LOANS        TOTAL       BALANCE        WAC        TERM      FICO       LTV
None                            $153,890,227          698       98.19%      $220,473      5.854%     360       705       76.51%
12 Months                          1,785,912            6         1.14       297,652       5.841     360       691        71.01
24 Months                            898,300            4         0.57       224,575       5.888     360       688        80.00
36 Months                            154,983            1         0.10       154,983       5.750     360       677        72.90
Total:                          $156,729,422          709      100.00%      $221,057      5.854%     360       704       76.46%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP III

--------------------------------------------------------------------------------

80% LTV - PMI Analysis

                               CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
80% LTV - PMI Analysis         BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
>80% LTV, with MI                $9,858,349           53      100.00%        $186,007      5.924%    360       700        92.67%
Total:                           $9,858,349           53      100.00%        $186,007      5.924%    360       700        92.67%




Months to Roll

                             CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Months to Roll               BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
60                           $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%
Total:                       $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%





Gross Margins

                                 CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Range of Gross Margins           BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
1.501% to 2.000%                     $333,700            1        0.21%        $333,700      5.125%    360       764        77.30%
2.001% to 2.500%                   19,994,253          107        12.76         186,862       5.527    360       708         77.72
2.501% to 3.000%                  136,401,469          601        87.03         226,958       5.903    360       704         76.28
Total:                           $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%


Maximum Mortgage Rates

Range of Maximum                   CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Mortgage Rates                     BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
9.001% to 9.500%                       $602,249            3        0.38%        $200,750      4.333%    360       703        79.91%
9.501% to 10.000%                     2,578,503           11         1.65         234,409       4.902    360       736         72.56
10.001% to 10.500%                    5,823,187           29         3.72         200,800       5.275    360       715         80.12
10.501% to 11.000%                    9,916,272           51         6.33         194,437       5.530    360       702         77.46
11.001% to 11.500%                   27,583,186          114        17.60         241,958       5.450    360       719         73.46
11.501% to 12.000%                   71,304,803          302        45.50         236,109       5.811    360       704         76.07
12.001% to 12.500%                   27,657,844          134        17.65         206,402       6.277    360       696         78.54
12.501% to 13.000%                    7,655,478           44         4.88         173,988       6.756    360       677         78.94
13.001% to 13.500%                    2,622,150           15         1.67         174,810       7.243    360       666         79.54
13.501% to 14.000%                      777,750            5         0.50         155,550       7.710    360       692         79.32
14.001% to 14.500%                      208,000            1         0.13         208,000       8.125    360       756         80.00
Total:                             $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP III

--------------------------------------------------------------------------------
Next Rate Adjustment Date

Next Rate                     CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Adjustment Date               BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
March 2010                    $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%
Total:                        $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%





Initial Fixed Period

                              CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Initial Fixed Period          BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
60                            $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%
Total:                        $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%





Minimum Mortgage Rates

Range of Minimum              CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Mortgage Rates                BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
1.501% to 2.000%                  $333,700            1        0.21%        $333,700      5.125%    360       764        77.30%
2.001% to 2.500%                19,994,253          107        12.76         186,862       5.527    360       708         77.72
2.501% to 3.000%               136,401,469          601        87.03         226,958       5.903    360       704         76.28
Total:                        $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%





Initial Cap

                              CURRENT          # OF         % OF         AVERAGE        GROSS       REMG                ORIG
Initial Cap                   BALANCE          LOANS        TOTAL        BALANCE         WAC        TERM      FICO       LTV
2.000%                            $427,991            2        0.27%        $213,996      5.750%    360       700        75.80%
5.000%                         152,406,917          689        97.24         221,200       5.864    360       704         76.60
6.000%                           3,894,514           18         2.48         216,362       5.480    360       730         71.12
Total:                        $156,729,422          709      100.00%        $221,057      5.854%    360       704        76.46%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP III

--------------------------------------------------------------------------------

Subsequent Cap

                                 CURRENT          # OF         % OF        AVERAGE        GROSS       REMG                ORIG
Subsequent Cap                   BALANCE          LOANS       TOTAL        BALANCE         WAC        TERM      FICO       LTV
1.000%                            $49,985,434          241      31.89%       $207,408       5.910%     360       702       78.03%
2.000%                            106,743,988          468       68.11        228,085        5.827     360       706        75.73
Total:                           $156,729,422          709     100.00%       $221,057       5.854%     360       704       76.46%





DTI

                               CURRENT          # OF         % OF        AVERAGE        GROSS       REMG                ORIG
Range of DTI                   BALANCE          LOANS       TOTAL        BALANCE         WAC        TERM      FICO       LTV
Unknown                         $25,408,019          121      16.21%       $209,984       6.004%     360       704       71.01%
0.01% to 5.00%                      346,792            2        0.22        173,396        5.669     360       718        80.00
5.01% to 10.00%                     411,546            3        0.26        137,182        6.281     360       697        73.56
10.01% to 15.00%                  1,958,941           10        1.25        195,894        5.996     360       720        74.61
15.01% to 20.00%                  2,663,402           13        1.70        204,877        5.745     360       716        73.11
20.01% to 25.00%                  4,944,780           21        3.15        235,466        5.681     360       709        74.24
25.01% to 30.00%                 11,001,672           55        7.02        200,030        5.801     360       708        77.57
30.01% to 35.00%                 17,764,710           85       11.33        208,997        5.848     360       706        77.38
35.01% to 40.00%                 30,061,987          130       19.18        231,246        5.815     360       701        77.95
40.01% to 45.00%                 33,349,721          143       21.28        233,215        5.879     360       700        78.00
45.01% to 50.00%                 19,943,292           85       12.72        234,627        5.785     360       703        78.58
50.01% to 55.00%                  7,531,422           32        4.81        235,357        5.763     360       719        76.05
55.01% or greater                 1,343,140            9        0.86        149,238        5.862     360       699        75.59
Total:                         $156,729,422          709     100.00%       $221,057       5.854%     360       704       76.46%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP IV

--------------------------------------------------------------------------------
Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)


                                                                                         Range

Total Number of Loans                                             209
Total Outstanding Balance                                    $106,503,986
Average Loan Balance                                           $509,588       $360,000 to $1,500,000
WA Mortgage Rate                                                5.986%              4.125% to 7.750%
WA Mortgage Rate Net LPMI                                       5.986%              4.125% to 7.750%
Net WAC                                                         5.604%              3.743% to 7.368%
ARM Characteristics
WA Gross Margin                                                 2.655%              2.250% to 2.875%
WA Months to First Roll                                           60                    60 to 60
WA First Periodic Cap                                           5.030%              5.000% to 6.000%
WA Subsequent Periodic Cap                                      1.657%              1.000% to 2.000%
WA Lifetime Cap                                                 11.803%             9.125% to 13.750%
WA Lifetime Floor                                               2.655%              2.250% to 2.875%
WA Original Term (months)                                         360                  360 to 360
WA Remaining Term (months)                                        360                  360 to 360
WA Age (months)                                                    0                     0 to 0
WA LTV                                                          73.53%              23.33% to 95.00%
WA FICO                                                           702
WA DTI%                                                         37.96%
Secured by (% of pool) 1st Liens                                100.00%
2nd Liens                                                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)                 3.58%
Prepay Moves Exempted Soft                                       2.55%
Hard                                                             1.03%
No Prepay                                                       96.42%
Unknown                                                          0.00%
Percent of IO                                                   83.15%


--------------------- ---------------------- -------------------- ---------------------------- ---------------------- --------------
    Top 5 States      Top 5 Property Types      Documentation               Purpose            Occupancy            Original PP Term

                      Single
California    57.57%  Family         70.31%  Reduced      52.82%  Purchase           40.28%  Primary        88.67%  None     96.42%
                                                                  Refinance -
New York        7.31  PUD             13.76  Full          24.51  Cashout             37.71  Investment       6.44  12 Months  0.66
                                                                  Refinance - Rate
Florida         4.17  2-4 Family      11.13  NINA          11.57  Term                22.01  Second Home      4.89  24 Months  0.38
Colorado        3.66  Condo            4.42  Stated         6.00                                                    36 Months  2.55
Nevada          3.22  Townhouse        0.38  Income Only    5.10
------------ -------- ------------- -------- ------------ ------- ------------------- -------- ------------- -------- ---------- ---



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED]                                COMPUTATIONAL MATERIALS FOR
                                                               INDX 2005-AR5
-------------------------------------------------------------------------------

                                   GROUP IV

--------------------------------------------------------------------------------

Product Types

                                  CURRENT          # OF         % OF        AVERAGE        GROSS      REMG                ORIG
Product Types                     BALANCE          LOANS       TOTAL        BALANCE         WAC       TERM      FICO       LTV

5/1 LIBOR                             $712,000            1       0.67%        $712,000     5.000%     360       769       75.00%
5/1 Treasury                        14,078,844           27       13.22         521,439      6.034     360       694        75.69
5/1 LIBOR IO                           640,000            1        0.60         640,000      5.125     360       736        80.00
5/1 Treasury IO                     51,337,833          103       48.20         498,426      5.956     360       703        72.26
5/25 LIBOR                           3,152,500            7        2.96         450,357      6.013     360       707        76.82
5/25 LIBOR IO                       36,582,809           70       34.35         522,612      6.042     360       700        74.06
Total:                            $106,503,986          209     100.00%        $509,588     5.986%     360       702       73.53%





Current Mortgage Loan Principal Balances

Range of Current Mortgage        CURRENT          # OF         % OF        AVERAGE        GROSS      REMG                ORIG
Loan Principal Balances          BALANCE          LOANS       TOTAL        BALANCE         WAC       TERM      FICO       LTV

$350,000.01 to $400,000.00        $21,082,130           55      19.79%        $383,311     6.072%     360       689       77.75%
$400,000.01 to $450,000.00         18,293,835           43       17.18         425,438      6.077     360       696        75.98
$450,000.01 to $500,000.00         18,616,269           39       17.48         477,340      5.926     360       705        74.14
$500,000.01 to $550,000.00          9,423,050           18        8.85         523,503      5.915     360       712        75.43
$550,000.01 to $600,000.00          9,235,432           16        8.67         577,215      5.938     360       714        76.79
$600,000.01 to $650,000.00          8,316,570           13        7.81         639,736      5.912     360       684        71.26
$650,000.01 to $700,000.00          2,096,500            3        1.97         698,833      6.458     360       717        50.52
$700,000.01 to $750,000.00          5,095,500            7        4.78         727,929      5.682     360       718        71.90
$750,000.01 to $1,000,000.00       10,574,700           12        9.93         881,225      5.904     360       706        63.72
$1,000,000.01 to $1,500,000.00      3,770,000            3        3.54       1,256,667      6.200     360       722        69.82
Total:                           $106,503,986          209     100.00%        $509,588     5.986%     360       702       73.53%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR5
                                        GROUP IV
-------------------------------------------------------------------------------

Geographic Distributions of Mortgaged Properties


                                    CURRENT       # OF      % OF        AVERAGE     GROSS  REMG              ORIG
State                               BALANCE      LOANS     TOTAL        BALANCE      WAC   TERM    FICO       LTV

Arizona                               $918,750         1     0.86%     $918,750    6.125%   360     683     75.00%
California                          61,310,908       119     57.57      515,218     6.033   360     702      73.23
Colorado                             3,899,400         8      3.66      487,425     5.966   360     698      75.95
Connecticut                          1,468,000         3      1.38      489,333     5.858   360     674      77.98
District of Columbia                   410,000         1      0.38      410,000     6.500   360     701      74.55
Florida                              4,444,500         9      4.17      493,833     5.942   360     719      74.70
Georgia                              1,270,800         3      1.19      423,600     6.287   360     676      78.14
Hawaii                                 919,200         2      0.86      459,600     5.571   360     687      72.60
Illinois                             3,276,000         6      3.08      546,000     5.977   360     684      70.46
Maine                                  468,000         1      0.44      468,000     6.500   360     674      80.00
Maryland                             1,667,250         3      1.57      555,750     5.890   360     697      76.40
Massachusetts                        2,606,000         5      2.45      521,200     6.105   360     689      72.43
Michigan                             2,225,150         5      2.09      445,030     5.782   360     727      74.44
Nevada                               3,433,428         7      3.22      490,490     5.589   360     736      81.34
New Jersey                           3,252,450         7      3.05      464,636     6.320   360     678      76.43
New York                             7,785,650        15      7.31      519,043     5.894   360     709      73.15
Ohio                                   385,100         1      0.36      385,100     4.875   360     760      76.90
Virginia                             3,407,900         7      3.20      486,843     5.830   360     686      67.38
Washington                           3,355,500         6      3.15      559,250     5.772   360     703      67.58
Total:                            $106,503,986       209   100.00%     $509,588    5.986%   360     702     73.53%





Original Loan-to-Value Ratios

Range of Original                   CURRENT        # OF      % OF       AVERAGE     GROSS   REMG            ORIG
Loan-to-Value Ratios                BALANCE       LOANS      TOTAL      BALANCE      WAC    TERM    FICO     LTV
0.01% to 50.00%                     $3,080,000         4     2.89%     $770,000    5.883%   360     669     36.97%
50.01% to 55.00%                     2,671,000         5      2.51      534,200     5.812   360     678      51.94
55.01% to 60.00%                     4,504,600         7      4.23      643,514     5.917   360     710      58.52
60.01% to 65.00%                    11,036,350        19     10.36      580,861     5.749   360     713      63.26
65.01% to 70.00%                    12,572,500        23     11.80      546,630     6.052   360     696      68.40
70.01% to 75.00%                    13,169,600        26     12.37      506,523     5.874   360     714      73.71
75.01% to 80.00%                    55,837,395       116     52.43      481,357     6.069   360     700      79.76
80.01% to 85.00%                       770,750         2      0.72      385,375     6.245   360     661      84.70
85.01% to 90.00%                       865,651         2      0.81      432,826     5.441   360     783      90.00
90.01% to 95.00%                     1,996,140         5      1.87      399,228     6.001   360     694      94.74
Total:                            $106,503,986       209   100.00%     $509,588    5.986%   360     702     73.53%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED] Merrill Lynch                     COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR5
                                        GROUP IV
-------------------------------------------------------------------------------






Current Mortgage Rates

Range of Current                     CURRENT       # OF      % OF       AVERAGE     GROSS   REMG            ORIG
Mortgage Rates                       BALANCE      LOANS     TOTAL       BALANCE      WAC    TERM    FICO     LTV
4.001% to 4.500%                      $824,000         2     0.77%     $412,000    4.321%   360     755     77.20%
4.501% to 5.000%                     3,071,100         6      2.88      511,850     4.904   360     756      75.72
5.001% to 5.500%                    19,001,238        38     17.84      500,033     5.397   360     713      72.77
5.501% to 6.000%                    40,152,396        74     37.70      542,600     5.824   360     696      70.47
6.001% to 6.500%                    29,168,482        61     27.39      478,172     6.316   360     699      76.12
6.501% to 7.000%                    11,945,050        23     11.22      519,350     6.797   360     696      76.60
7.001% to 7.500%                     1,941,720         4      1.82      485,430     7.221   360     685      79.96
7.501% to 8.000%                       400,000         1      0.38      400,000     7.750   360     682      80.00
Total:                            $106,503,986       209   100.00%     $509,588    5.986%   360     702     73.53%





Property Type

                                     CURRENT        # OF      % OF      AVERAGE     GROSS  REMG             ORIG
Property Type                        BALANCE       LOANS     TOTAL      BALANCE      WAC   TERM     FICO     LTV
Single Family Residence            $74,878,142       140    70.31%     $534,844    5.998%   360     701     72.99%
PUD                                 14,651,605        31     13.76      472,632     5.835   360     695      77.94
2-4 Family                          11,851,650        26     11.13      455,833     6.046   360     704      69.36
Condo                                4,712,589        11      4.42      428,417     6.077   360     723      78.89
Townhouse                              410,000         1      0.38      410,000     6.500   360     701      74.55
Total:                            $106,503,986       209   100.00%     $509,588    5.986%   360     702     73.53%




Loan Purpose

                                     CURRENT        # OF      % OF      AVERAGE     GROSS   REMG            ORIG
Loan Purpose                         BALANCE       LOANS     TOTAL      BALANCE      WAC    TERM    FICO     LTV
Purchase                           $42,898,816        89    40.28%     $482,009    5.928%   360     710     76.64%
Refinance - Cashout                 40,164,770        77     37.71      521,620     6.156   360     695      70.43
Refinance - Rate Term               23,440,400        43     22.01      545,126     5.803   360     697      73.15
Total:                            $106,503,986       209   100.00%     $509,588    5.986%   360     702     73.53%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR5
                                        GROUP IV
-------------------------------------------------------------------------------




Occupancy

                                    CURRENT        # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Occupancy                           BALANCE       LOANS     TOTAL       BALANCE     WAC     TERM    FICO      LTV
Primary                            $94,434,582       185    88.67%     $510,457    5.975%    360     699     73.64%
Investment                           6,863,470        14      6.44      490,248     6.304    360     710      70.89
Second Home                          5,205,934        10      4.89      520,593     5.763    360     736      75.08
Total:                            $106,503,986       209   100.00%     $509,588    5.986%    360     702     73.53%





Remaining Months to Scheduled Maturity

Range of
Remaining Months                    CURRENT        # OF      % OF      AVERAGE     GROSS    REMG             ORIG
to Scheduled Maturity               BALANCE        LOANS     TOTAL      BALANCE      WAC    TERM     FICO     LTV
360                               $106,503,986       209   100.00%     $509,588    5.986%    360     702     73.53%
Total:                            $106,503,986       209   100.00%     $509,588    5.986%    360     702     73.53%





Documentation

                                      CURRENT       # OF      % OF      AVERAGE     GROSS    REMG             ORIG
Documentation                         BALANCE      LOANS     TOTAL      BALANCE      WAC     TERM    FICO     LTV
Reduced                            $56,253,915       114    52.82%     $493,455    6.018%    360     701     73.91%
Full                                26,106,134        51     24.51      511,885     5.692    360     704      75.68
NINA                                12,322,537        20     11.57      616,127     6.247    360     710      75.82
Stated                               6,388,550        14      6.00      456,325     6.396    360     682      68.21
Income Only                          5,432,850        10      5.10      543,285     6.004    360     700      60.33
Total:                            $106,503,986       209   100.00%     $509,588    5.986%    360     702     73.53%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR5
                                        GROUP IV
-------------------------------------------------------------------------------





Credit Scores

Range of                            CURRENT         # OF      % OF        AVERAGE    GROSS   REMG             ORIG
Credit Scores                        BALANCE        LOANS     TOTAL       BALANCE     WAC    TERM     FICO     LTV
621 to 640                         $8,172,237         17      7.67%      $480,720   6.153%    360     631     71.32%
641 to 660                         15,939,800         32      14.97       498,119    6.086    360     651      73.85
661 to 680                         14,487,780         28      13.60       517,421    5.996    360     671      70.67
681 to 700                         21,534,008         41      20.22       525,220    6.145    360     689      74.85
701 to 720                          9,443,366         21       8.87       449,684    5.974    360     711      73.92
721 to 740                         14,462,205         29      13.58       498,697    5.922    360     730      75.08
741 to 760                          7,012,370         14       6.58       500,884    5.692    360     747      73.87
761 to 780                          8,129,976         15       7.63       541,998    5.723    360     771      73.08
781 to 800                          3,366,244          7       3.16       480,892    5.700    360     787      80.04
801 to 820                          3,956,000          5       3.71       791,200    5.909    360     808      68.25
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%





Original Prepayment Penalty Term

Original Prepayment                 CURRENT         # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Penalty Term                        BALANCE         LOANS     TOTAL      BALANCE      WAC    TERM     FICO     LTV
None                             $102,692,986        201     96.42%      $510,910   5.992%    360     701     73.89%
12 Months                             700,000          1       0.66       700,000    6.000    360     720      23.33
24 Months                             400,000          1       0.38       400,000    6.500    360     699      80.00
36 Months                           2,711,000          6       2.55       451,833    5.703    360     721      72.03
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%



80% LTV - PMI Analysis

                                    CURRENT        # OF       % OF       AVERAGE    GROSS    REMG             ORIG
80% LTV - PMI Analys is              BALANCE       LOANS      TOTAL      BALANCE     WAC     TERM     FICO     LTV
>80% LTV, with MI                  $3,632,541          9    100.00%      $403,616   5.919%    360     708     91.48%
Total:                             $3,632,541          9    100.00%      $403,616   5.919%    360     708     91.48%


Months to Roll

                                    CURRENT        # OF       % OF       AVERAGE      GROSS   REMG             ORIG
Months to Roll                      BALANCE        LOANS      TOTAL      BALANCE       WAC    TERM    FICO     LTV
60                               $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR5
                                        GROUP IV
-------------------------------------------------------------------------------






Gross Margins

                                    CURRENT        # OF       % OF       AVERAGE    GROSS    REMG             ORIG
Range of Gross Margins              BALANCE        LOANS      TOTAL      BALANCE     WAC     TERM     FICO     LTV
2.001% to 2.500%                  $20,684,880         42     19.42%      $492,497   5.854%    360     706     74.02%
2.501% to 3.000%                   85,819,106        167      80.58       513,887    6.018    360     701      73.41
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%





Maximum Mortgage Rates

Range of Maximum                    CURRENT        # OF       % OF       AVERAGE    GROSS    REMG             ORIG
Mortgage Rates                      BALANCE        LOANS      TOTAL      BALANCE     WAC     TERM     FICO     LTV
9.001% to 9.500%                     $824,000          2      0.77%      $412,000   4.321%    360     755     77.20%
9.501% to 10.000%                   1,579,100          3       1.48       526,367    4.893    360     757      76.29
10.001% to 10.500%                  4,620,800          9       4.34       513,422    5.307    360     703      75.84
10.501% to 11.000%                  6,246,200         12       5.86       520,517    5.593    360     705      67.10
11.001% to 11.500%                 16,292,533         33      15.30       493,713    5.541    360     715      72.58
11.501% to 12.000%                 41,230,146         76      38.71       542,502    5.962    360     694      72.44
12.001% to 12.500%                 27,256,387         57      25.59       478,182    6.310    360     698      75.95
12.501% to 13.000%                  6,113,100         12       5.74       509,425    6.804    360     718      73.73
13.001% to 13.500%                  1,941,720          4       1.82       485,430    7.221    360     685      79.96
13.501% to 14.000%                    400,000          1       0.38       400,000    7.750    360     682      80.00
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%



Next Rate Adjustment Date

Next Rate                           CURRENT        # OF       % OF       AVERAGE    GROSS    REMG             ORIG
Adjustment Date                     BALANCE        LOANS      TOTAL      BALANCE     WAC     TERM     FICO     LTV
March 2010                       $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%




Initial Fixed Period

                                    CURRENT        # OF       % OF       AVERAGE    GROSS    REMG             ORIG
Initial Fixed Period                BALANCE        LOANS      TOTAL      BALANCE     WAC     TERM     FICO     LTV
60                               $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[GRAPHIC OMITTED] Merrill Lynch                     COMPUTATIONAL MATERIALS FOR
                                                                  INDX 2005-AR5
                                        GROUP IV
-------------------------------------------------------------------------------




Minimum Mortgage Rates

Range of Minimum                   CURRENT         # OF       % OF       AVERAGE    GROSS    REMG             ORIG
Mortgage Rates                     BALANCE         LOANS      TOTAL      BALANCE     WAC     TERM     FICO     LTV
2.001% to 2.500%                  $20,684,880         42     19.42%      $492,497   5.854%    360     706     74.02%
2.501% to 3.000%                   85,819,106        167      80.58       513,887    6.018    360     701      73.41
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%



Initial Cap

                                    CURRENT        # OF       % OF       AVERAGE    GROSS    REMG             ORIG
Initial Cap                         BALANCE        LOANS      TOTAL      BALANCE     WAC     TERM     FICO     LTV
5.000%                           $103,269,986        203     96.96%      $508,719   5.992%    360     700     73.52%
6.000%                              3,234,000          6       3.04       539,000    5.811    360     750      73.76
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%


Subsequent Cap

                                    CURRENT        # OF       % OF       AVERAGE    GROSS    REMG             ORIG
Subsequent Cap                      BALANCE        LOANS      TOTAL      BALANCE      WAC    TERM     FICO     LTV
1.000%                            $36,501,309         71     34.27%      $514,103   6.060%    360     697     74.32%
2.000%                             70,002,677        138      65.73       507,266    5.948    360     704      73.12
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%


DTI

                                    CURRENT        # OF       % OF       AVERAGE    GROSS    REMG             ORIG
Range of DTI                        BALANCE        LOANS      TOTAL      BALANCE     WAC     TERM     FICO     LTV
Unknown                           $23,251,580         42     21.83%      $553,609   6.257%    360     700     69.88%
0.01% to 5.00%                      1,343,007          3       1.26       447,669    5.772    360     730      73.38
5.01% to 10.00%                       460,044          1       0.43       460,044    5.500    360     787      90.00
10.01% to 15.00%                      385,100          1       0.36       385,100    4.875    360     760      76.90
15.01% to 20.00%                      859,750          2       0.81       429,875    6.517    360     694      76.45
20.01% to 25.00%                    5,793,870         10       5.44       579,387    6.178    360     716      72.71
25.01% to 30.00%                    5,131,820         10       4.82       513,182    5.686    360     734      72.27
30.01% to 35.00%                   13,260,100         25      12.45       530,404    5.895    360     710      71.76
35.01% to 40.00%                   16,188,750         32      15.20       505,898    5.814    360     693      73.15
40.01% to 45.00%                   25,732,312         55      24.16       467,860    5.969    360     697      77.01
45.01% to 50.00%                   11,029,803         21      10.36       525,229    5.952    360     695      75.51
50.01% to 55.00%                    1,173,500          3       1.10       391,167    5.675    360     703      77.19
55.01% or greater                   1,894,350          4       1.78       473,588    5.881    360     654      73.01
Total:                           $106,503,986        209    100.00%      $509,588   5.986%    360     702     73.53%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP V
------------------------------------------------------------------------------


Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                                         Range
                                                                         -----
Total Number of Loans                                239
Total Outstanding Balance                        $69,547,973
Average Loan Balance                               $290,996       $58,400 to $1,680,000
WA Mortgage Rate                                    5.834%          4.250% to 8.000%
WA Mortgage Rate Net LPMI                           5.834%          4.250% to 8.000%
Net WAC                                             5.452%          3.868% to 7.618%
ARM Characteristics
WA Gross Margin                                     2.750%          2.750% to 3.000%
WA Months to First Roll                               36                36 to 36
WA First Periodic Cap                               3.000%          3.000% to 3.000%
WA Subsequent Periodic Cap                          1.753%          1.000% to 2.000%
WA Lifetime Cap                                    11.834%         10.250% to 14.000%
WA Lifetime Floor                                   2.750%          2.750% to 3.000%
WA Original Term (months)                            360               360 to 360
WA Remaining Term (months)                           360               360 to 360
WA Age (months)                                       0                  0 to 0
WA LTV                                              76.05%          43.26% to 95.00%
WA FICO                                              690
WA DTI%                                             36.49%
Secured by (% of pool) 1st Liens                   100.00%
2nd Liens                                           0.00%
Prepayment Penalty at Loan Orig (% of all
loans)                                             100.00%
Prepay Moves Exempted Soft                          0.00%
Hard                                               100.00%
No Prepay                                           0.00%
Unknown                                             0.00%
Percent of IO                                       93.46%



------------------------------------------------------------------------------------------------------------------------
  Top 5 States      Top 5 Property
                        Types            Documentation                  Purpose                      Occupancy

                    Single
California  50.83%  Family    67.11%   Reduced         67.84%   Purchase                48.29%   Primary      87.85%

Florida     14.54  Condo      16.71    Full            16.28    Refinance -  Cashout    29.39    Investment    9.77
                                       No Income/No
Colorado     4.89  PUD         9.70    Asset            6.54    Refinance - Rate Term   22.32    Second Home   2.38
                   2-4
Virginia     4.66  Family      6.00    Stated           6.50

Arizona      4.23  Townhouse   0.50    Income Only      2.84
------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP V
------------------------------------------------------------------------------


Product Types

                                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Product Types                       BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
3/1 Treasury                      $3,233,216         8      4.65%     $404,152   5.791%   360     716    78.64%
3/1 Treasury IO                   49,170,557       171       70.7      287,547    5.832   360     690     76.34
3/27 LIBOR                         1,317,020         5       1.89      263,404    5.684   360     650     80.95
3/27 LIBOR IO                     15,827,180        55      22.76      287,767    5.864   360     688     74.23
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Current Mortgage Loan Principal Balances

Range of Current Mortgage           CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Loan Principal Balances             BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
$50,000.01 to $100,000.00           $807,440        10      1.16%      $80,744   6.429%   360     704    80.86%
$100,000.01 to $150,000.00         4,335,080        35       6.23      123,859    6.044   360     693     79.11
$150,000.01 to $200,000.00         6,827,691        38       9.82      179,676    5.873   360     701     78.43
$200,000.01 to $250,000.00        10,087,752        44       14.5      229,267    5.898   360     687     77.36
$250,000.01 to $300,000.00         7,547,535        28      10.85      269,555    5.883   360     693     77.47
$300,000.01 to $350,000.00         8,258,000        25      11.87      330,320    5.739   360     693     76.64
$350,000.01 to $400,000.00         9,290,885        25      13.36      371,635    5.703   360     709     77.80
$400,000.01 to $450,000.00         1,766,170         4       2.54      441,543    6.190   360     659     76.20
$450,000.01 to $500,000.00         3,424,000         7       4.92      489,143    6.213   360     660     77.87
$500,000.01 to $550,000.00         1,052,000         2       1.51      526,000    6.191   360     639     80.00
$550,000.01 to $600,000.00         3,506,000         6       5.04      584,333    5.637   360     680     74.50
$600,000.01 to $650,000.00         2,518,420         4       3.62      629,605    5.561   360     714     73.42
$650,000.01 to $700,000.00         1,365,000         2       1.96      682,500    5.753   360     665     71.97
$700,000.01 to $750,000.00           750,000         1       1.08      750,000    6.125   360     647     62.50
$750,000.01 to $1,000,000.00       6,332,000         7        9.1      904,571    5.691   360     687     70.66
$1,500,000.01 to $2,000,000.00     1,680,000         1       2.42    1,680,000    5.375   360     679     60.00
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP V
------------------------------------------------------------------------------





Geographic Distributions of Mortgaged Properties

                                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
State                               BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
Alaska                              $410,000         2      0.59%     $205,000   5.289%   360     700    77.45%
Arizona                            2,939,950         8       4.23      367,494    5.399   360     722     75.21
Arkansas                             140,000         1       0.20      140,000    6.125   360     751     80.00
California                        35,351,440        95      50.83      372,120    5.841   360     687     75.10
Colorado                           3,399,472        18       4.89      188,860    5.839   360     703     80.37
Florida                           10,114,761        42      14.54      240,828    6.108   360     686     76.28
Georgia                              185,520         2       0.27       92,760    5.702   360     690     80.00
Hawaii                             1,788,000         4       2.57      447,000    5.484   360     701     70.79
Illinois                             582,000         3       0.84      194,000    5.736   360     699     79.78
Kentucky                             371,600         1       0.53      371,600    5.375   360     637     77.11
Maryland                             738,000         3       1.06      246,000    5.459   360     700     73.10
Massachusetts                        257,700         1       0.37      257,700    5.250   360     632     68.72
Michigan                             699,250         3       1.01      233,083    5.498   360     678     75.74
Minnesota                            500,000         3       0.72      166,667    6.623   360     662     79.08
Nebraska                             220,000         1       0.32      220,000    6.250   360     629     80.00
Nevada                             2,032,524        10       2.92      203,252    5.859   360     696     78.74
New Jersey                         1,310,520         4       1.88      327,630    5.465   360     689     78.95
New York                           1,148,880         4       1.65      287,220    5.967   360     694     68.15
Ohio                                 984,200         5       1.42      196,840    5.901   360     698     80.00
Oregon                               408,600         2       0.59      204,300    5.435   360     728     79.99
Pennsylvania                         327,250         2       0.47      163,625    5.198   360     745     82.92
South Carolina                       168,000         1       0.24      168,000    5.750   360     740     80.00
Texas                                821,953         4       1.18      205,488    5.270   360     674     76.62
Utah                                 296,000         2       0.43      148,000    5.697   360     749     80.00
Virginia                           3,240,781        12       4.66      270,065    6.040   360     690     79.93
Washington                         1,111,572         6       1.60      185,262    5.785   360     676     79.05
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%



Original Loan-to-Value Ratios

Range of Original                    CURRENT      # OF      % OF       AVERAGE    GROSS  REMG            ORIG
Loan-to-Value Ratios                 BALANCE     LOANS      TOTAL      BALANCE     WAC   TERM    FICO    LTV
0.01% to 50.00%                     $810,000         3      1.16%     $270,000   5.281%   360     705    45.65%
50.01% to 55.00%                   1,329,000         4       1.91      332,250    4.779   360     713     52.81
55.01% to 60.00%                   3,348,000         6       4.81      558,000    5.810   360     672     59.39
60.01% to 65.00%                   4,492,350        10       6.46      449,235    5.361   360     663     63.12
65.01% to 70.00%                   3,736,050        11       5.37      339,641    6.103   360     658     68.58
70.01% to 75.00%                   7,056,380        17      10.15      415,081    5.630   360     698     73.49
75.01% to 80.00%                  46,212,322       175      66.45      264,070    5.911   360     694     79.85
80.01% to 85.00%                     191,250         1       0.27      191,250    5.250   360     735     85.00
85.01% to 90.00%                   1,308,660         6       1.88      218,110    5.928   360     720     90.00
90.01% to 95.00%                   1,063,961         6       1.53      177,327    6.741   360     687     94.86
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                   COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP V
------------------------------------------------------------------------------




Current Mortgage Rates

Range of Current                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Mortgage Rates                      BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
4.001% to 4.500%                  $1,302,480         4      1.87%     $325,620   4.393%   360     689    59.42%
4.501% to 5.000%                   6,730,900        15       9.68      448,727    4.896   360     718     71.21
5.001% to 5.500%                  16,043,101        50      23.07      320,862    5.361   360     700     75.15
5.501% to 6.000%                  23,397,107        87      33.64      268,932    5.828   360     692     77.84
6.001% to 6.500%                  13,413,522        53      19.29      253,085    6.289   360     682     77.92
6.501% to 7.000%                   6,537,100        18       9.40      363,172    6.809   360     664     74.49
7.001% to 7.500%                   1,388,152         8       2.00      173,519    7.263   360     647     79.86
7.501% to 8.000%                     735,611         4       1.06      183,903    7.841   360     652     85.37
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Property Type

                                     CURRENT       # OF    % OF       AVERAGE     GROSS   REMG            ORIG
Property Type                        BALANCE      LOANS    TOTAL      BALANCE      WAC    TERM    FICO    LTV
Single Family Residence          $46,671,202       152     67.11%     $307,047   5.743%   360     692    75.54%
Condo                             11,618,369        49      16.71      237,110    6.027   360     694     75.97
PUD                                6,742,902        24       9.70      280,954    5.890   360     683     79.72
2-4 Family                         4,170,400        11       6.00      379,127    6.217   360     666     75.61
Townhouse                            345,100         3       0.50      115,033    6.056   360     751     81.96
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Loan Purpose

                                  CURRENT         # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Loan Purpose                      BALANCE        LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
Purchase                         $33,586,917       130     48.29%     $258,361   5.895%   360     699    80.09%
Refinance - Cashout               20,437,200        67      29.39      305,033    5.989   360     671     71.66
Refinance - Rate Term             15,523,856        42      22.32      369,616    5.500   360     696     73.12
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%



Occupancy


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP V
------------------------------------------------------------------------------


                                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Occupancy                           BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
Primary                          $61,100,501       203     87.85%     $300,988   5.778%   360     690    75.97%
Investment                         6,792,422        30       9.77      226,414    6.267   360     697     75.11
Second Home                        1,655,050         6       2.38      275,842    6.132   360     677     82.88
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%



Remaining Months to Scheduled Maturity

Range of
Remaining Months                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
to Scheduled Maturity               BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
360                              $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%


Documentation

                                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Documentation                       BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
Reduced                          $47,180,767       157     67.84%     $300,514   5.789%   360     689    76.09%
Full                              11,320,456        43      16.28      263,266    5.709   360     691     79.22
No Income/No Asset                 4,551,800        14       6.54      325,129    6.113   360     706     77.36
Stated                             4,518,500        18       6.50      251,028    6.121   360     681     65.73
Income Only                        1,976,450         7       2.84      282,350    6.327   360     692     77.61
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%



Credit Scores

Range of                            CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Credit Scores                       BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
601 to 620                          $800,800         3      1.15%     $266,933   6.489%   360     620    80.00%
621 to 640                         9,380,813        28      13.49      335,029    6.194   360     632     75.63
641 to 660                         8,918,868        31      12.82      287,705    6.013   360     650     73.63
661 to 680                        13,835,266        44      19.89      314,438    5.873   360     673     74.64
681 to 700                        10,685,922        34      15.36      314,292    5.720   360     689     75.05
701 to 720                         8,136,859        33      11.70      246,571    5.884   360     712     77.75
721 to 740                         6,350,193        26       9.13      244,238    5.632   360     729     79.97
741 to 760                         7,118,460        24      10.24      296,603    5.511   360     749     76.52
761 to 780                         2,847,892        11       4.09      258,899    5.478   360     768     77.79
781 to 800                         1,472,900         5       2.12      294,580    5.419   360     786     79.92
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP V
------------------------------------------------------------------------------



Original Prepayment Penalty Term

Original Prepayment                 CURRENT       # OF      % OF       AVERAGE   GROSS    REMG            ORIG
Penalty Term                        BALANCE      LOANS      TOTAL      BALANCE    WAC     TERM    FICO    LTV
36 Months                        $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





80% LTV - PMI Analysis

                                     CURRENT       # OF     % OF       AVERAGE    GROSS   REMG            ORIG
80% LTV - PMI Analysis               BALANCE      LOANS     TOTAL      BALANCE     WAC    TERM    FICO    LTV
>80% LTV, with MI                 $2,563,871        13    100.00%     $197,221   6.215%   360     708    91.64%
Total:                            $2,563,871        13    100.00%     $197,221   6.215%   360     708    91.64%





Months to Roll

                                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Months to Roll                      BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
36                               $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Gross Margins

                                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Range of Gross Margins              BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
2.501% to 3.000%                 $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP V
------------------------------------------------------------------------------


Maximum Mortgage Rates

Range of Maximum                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Mortgage Rates                      BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
10.001% to 10.500%                $1,302,480         4      1.87%     $325,620   4.393%   360     689    59.42%
10.501% to 11.000%                 6,730,900        15       9.68      448,727    4.896   360     718     71.21
11.001% to 11.500%                16,043,101        50      23.07      320,862    5.361   360     700     75.15
11.501% to 12.000%                23,397,107        87      33.64      268,932    5.828   360     692     77.84
12.001% to 12.500%                13,413,522        53      19.29      253,085    6.289   360     682     77.92
12.501% to 13.000%                 6,537,100        18       9.40      363,172    6.809   360     664     74.49
13.001% to 13.500%                 1,388,152         8       2.00      173,519    7.263   360     647     79.86
13.501% to 14.000%                   735,611         4       1.06      183,903    7.841   360     652     85.37
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Next Rate Adjustment Date

Next Rate                           CURRENT       # OF      % OF       AVERAGE    GROSS  REMG            ORIG
Adjustment Date                     BALANCE      LOANS      TOTAL      BALANCE     WAC   TERM    FICO    LTV
March 2008                       $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Initial Fixed Period

                                    CURRENT       # OF      % OF       AVERAGE    GROSS  REMG            ORIG
Initial Fixed Period                BALANCE      LOANS      TOTAL      BALANCE     WAC   TERM    FICO    LTV
36                               $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Minimum Mortgage Rates

Range of Minimum                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Mortgage Rates                      BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
2.501% to 3.000%                 $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP V
------------------------------------------------------------------------------




Initial Cap

                                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Initial Cap                         BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
3.000%                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





Subsequent Cap

                                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Subsequent Cap                      BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
1.000%                           $17,144,200        60     24.65%     $285,737   5.850%   360     685    74.75%
2.000%                            52,403,773       179      75.35      292,759    5.829   360     692     76.48
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%





DTI

                                    CURRENT       # OF      % OF       AVERAGE    GROSS   REMG            ORIG
Range of DTI                        BALANCE      LOANS      TOTAL      BALANCE     WAC    TERM    FICO    LTV
Unknown                          $11,046,750        39     15.88%     $283,250   6.155%   360     693    72.65%
0.01% to 5.00%                       343,920         1       0.49      343,920    5.750   360     673     80.00
10.01% to 15.00%                     947,200         5       1.36      189,440    5.949   360     683     76.02
15.01% to 20.00%                   2,407,290        10       3.46      240,729    5.811   360     690     74.65
20.01% to 25.00%                   2,194,500         8       3.16      274,313    5.441   360     695     74.09
25.01% to 30.00%                   5,695,185        17       8.19      335,011    5.481   360     703     76.92
30.01% to 35.00%                  11,529,475        36      16.58      320,263    5.942   360     689     73.11
35.01% to 40.00%                  11,085,242        40      15.94      277,131    5.730   360     690     79.00
40.01% to 45.00%                  17,860,878        58      25.68      307,946    5.751   360     692     77.82
45.01% to 50.00%                   5,412,233        21       7.78      257,725    6.028   360     671     77.49
50.01% to 55.00%                   1,025,300         4       1.47      256,325    5.519   360     672     77.11
Total:                           $69,547,973       239    100.00%     $290,996   5.834%   360     690    76.05%




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP VI
------------------------------------------------------------------------------


Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                                         Range
                                                                         -----
Total Number of Loans                                 147
Total Outstanding Balance                         $38,902,411
Average Loan Balance                                $264,642      $40,500 to $1,000,000
WA Mortgage Rate                                     5.978%         4.500% to 8.125%
WA Mortgage Rate Net LPMI                            5.978%         4.500% to 8.125%
Net WAC                                              5.595%         4.118% to 7.743%
ARM Characteristics
WA Gross Margin                                      2.739%         2.250% to 2.750%
WA Months to First Roll                                60               60 to 60
WA First Periodic Cap                                4.979%         3.000% to 5.000%
WA Subsequent Periodic Cap                           1.727%         1.000% to 2.000%
WA Lifetime Cap                                     11.955%        10.500% to 14.125%
WA Lifetime Floor                                    2.739%         2.250% to 2.750%
WA Original Term (months)                             360              360 to 360
WA Remaining Term (months)                            360              360 to 360
WA Age (months)                                        0                 0 to 0
WA LTV                                               77.01%         25.54% to 95.00%
WA FICO                                               693
WA DTI%                                              38.98%
Secured by (% of pool) 1st Liens                    100.00%
2nd Liens                                            0.00%
Prepayment Penalty at Loan Orig (% of all loans)    100.00%
Prepay Moves Exempted Soft                           0.00%
Hard                                                100.00%
No Prepay                                            0.00%
Unknown                                              0.00%
Percent of IO                                        94.32%




---------------------------------------------------------------------------------------------------------------------------------
  Top 5 States      Top 5 Property Types      Documentation               Purpose                       Occupancy

                    Single
California  39.61%  Family    61.24%    Reduced        59.00%      Purchase               58.34%      Primary     83.98%

Florida      24.13  PUD        18.50    Full            28.69      Refinance -Cashout      28.14      Investment  15.20
                                        No Income/No
Virginia      5.93  Condo      12.89    Asset            4.46      Refinance - Rate Term   13.52      Second Home  0.83
                    2-4
Colorado      4.11  Family      6.70    Stated           4.45

Washington    3.86  Townhouse   0.67    Income Only      3.41
----------------------------------------------------------------------------------------------------------------------------------







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP VI
------------------------------------------------------------------------------


Product Types

                                    CURRENT       # OF      % OF      AVERAGE    GROSS    REMG            ORIG
Product Types                       BALANCE      LOANS      TOTAL     BALANCE     WAC     TERM    FICO     LTV
5/1 Treasury                      $2,210,800         6      5.68%    $368,467    5.636%    360     702    75.48%
5/1 Treasury IO                   26,067,577       103      67.01     253,083     5.941    360     696     77.38
5/25 LIBOR IO                     10,624,034        38      27.31     279,580     6.139    360     684     76.42
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%





Current Mortgage Loan Principal Balances

Range of Current Mortgage           CURRENT       # OF      % OF      AVERAGE     GROSS     REMG            ORIG
Loan Principal Balances             BALANCE      LOANS      TOTAL     BALANCE      WAC      TERM    FICO     LTV
$0.01 to $50,000.00                  $40,500         1      0.10%     $40,500    7.500%    360     703    90.00%
$50,000.01 to $100,000.00            713,650         8       1.83      89,206     6.570    360     657     69.49
$100,000.01 to $150,000.00         3,517,519        28       9.04     125,626     6.128    360     712     78.04
$150,000.01 to $200,000.00         4,930,775        28      12.67     176,099     5.927    360     698     79.72
$200,000.01 to $250,000.00         4,178,428        19      10.74     219,917     5.865    360     695     78.88
$250,000.01 to $300,000.00         5,287,669        19      13.59     278,298     5.935    360     690     78.21
$300,000.01 to $350,000.00         4,287,460        13      11.02     329,805     5.805    360     701     77.36
$350,000.01 to $400,000.00         3,281,750         9       8.44     364,639     6.048    360     686     77.73
$400,000.01 to $450,000.00         3,392,000         8       8.72     424,000     5.765    360     701     80.03
$450,000.01 to $500,000.00         1,407,960         3       3.62     469,320     5.538    360     723     75.15
$500,000.01 to $550,000.00         1,511,200         3       3.88     503,733     5.250    360     692     80.00
$600,000.01 to $650,000.00         1,928,500         3       4.96     642,833     5.953    360     668     72.42
$650,000.01 to $700,000.00           671,250         1       1.73     671,250     7.750    360     684     75.00
$750,000.01 to $1,000,000.00       3,753,750         4       9.65     938,438     6.442    360     672     68.43
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%








Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP VI
------------------------------------------------------------------------------



Geographic Distributions of Mortgaged Properties

                                   CURRENT         # OF     % OF      AVERAGE    GROSS    REMG            ORIG
State                              BALANCE        LOANS     TOTAL     BALANCE     WAC     TERM    FICO     LTV
Arizona                           $1,232,539         6      3.17%    $205,423    6.317%    360     678    78.92%
California                        15,408,186        43      39.61     358,330     5.937    360     697     75.43
Colorado                           1,598,470        10       4.11     159,847     5.702    360     696     79.19
Connecticut                          220,000         1       0.57     220,000     5.750    360     664     61.28
Florida                            9,387,957        42      24.13     223,523     6.073    360     687     77.55
Georgia                              473,200         3       1.22     157,733     5.542    360     749     80.00
Illinois                             459,600         3       1.18     153,200     6.510    360     658     78.84
Iowa                                  92,000         1       0.24      92,000     6.375    360     703     80.00
Maryland                             799,300         3       2.05     266,433     5.856    360     687     78.10
Massachusetts                        404,000         1       1.04     404,000     5.625    360     704     80.00
Minnesota                            449,059         3       1.15     149,686     6.556    360     752     79.97
Missouri                             122,000         1       0.31     122,000     5.500    360     644     38.73
New Jersey                           166,400         1       0.43     166,400     7.625    360     650     80.00
New York                           1,434,500         4       3.69     358,625     6.246    360     681     74.44
Ohio                               1,269,200         3       3.26     423,067     5.476    360     676     75.05
Oregon                               790,400         3       2.03     263,467     6.004    360     700     80.00
Pennsylvania                          96,000         1       0.25      96,000     7.500    360     653     75.00
Texas                                563,000         4       1.45     140,750     5.732    360     703     83.19
Utah                                 127,600         1       0.33     127,600     5.625    360     778     80.00
Virginia                           2,307,000         7       5.93     329,571     6.048    360     686     81.62
Washington                         1,502,000         6       3.86     250,333     5.709    360     714     80.00
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%





Original Loan-to-Value Ratios

Range of Original                   CURRENT       # OF       % OF      AVERAGE     GROSS   REMG            ORIG
Loan-to-Value Ratios                BALANCE      LOANS       TOTAL     BALANCE      WAC    TERM    FICO     LTV
0.01% to 50.00%                     $205,000         2      0.53%    $102,500    5.804%    360     638    33.39%
50.01% to 55.00%                     545,000         2       1.40     272,500     5.482    360     657     51.60
55.01% to 60.00%                     280,000         1       0.72     280,000     5.125    360     749     56.57
60.01% to 65.00%                   1,666,550         4       4.28     416,638     6.031    360     679     63.01
65.01% to 70.00%                   3,881,000         8       9.98     485,125     6.279    360     668     68.63
70.01% to 75.00%                   4,998,800        15      12.85     333,253     6.240    360     690     74.27
75.01% to 80.00%                  25,230,916       105      64.86     240,294     5.901    360     699     79.78
85.01% to 90.00%                   1,390,910         6       3.58     231,818     5.858    360     698     88.10
90.01% to 95.00%                     704,235         4       1.81     176,059     6.076    360     708     95.00
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP VI
------------------------------------------------------------------------------



Current Mortgage Rates

Range of Current                    CURRENT       # OF      % OF      AVERAGE    GROSS    REMG            ORIG
Mortgage Rates                      BALANCE      LOANS      TOTAL     BALANCE      WAC    TERM    FICO     LTV
4.001% to 4.500%                    $185,800         1      0.48%    $185,800    4.500%    360     660    80.00%
4.501% to 5.000%                   1,179,000         4       3.03     294,750     4.966    360     704     75.34
5.001% to 5.500%                   7,531,900        26      19.36     289,688     5.374    360     709     76.35
5.501% to 6.000%                  14,056,326        59      36.13     238,243     5.792    360     705     78.19
6.001% to 6.500%                  11,259,485        38      28.94     296,302     6.295    360     676     77.03
6.501% to 7.000%                   3,121,750        10       8.02     312,175     6.754    360     675     73.64
7.001% to 7.500%                     534,500         6       1.37      89,083     7.370    360     653     77.39
7.501% to 8.000%                     837,650         2       2.15     418,825     7.725    360     677     75.99
8.001% to 8.500%                     196,000         1       0.50     196,000     8.125    360     681     80.00
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%





Property Type

                                    CURRENT       # OF      % OF      AVERAGE     GROSS   REMG            ORIG
Property Type                       BALANCE      LOANS      TOTAL     BALANCE      WAC    TERM    FICO     LTV
Single Family Residence          $23,822,600        85     61.24%    $280,266    5.961%    360     687    76.37%
PUD                                7,196,681        29      18.50     248,161     5.995    360     702     80.12
Condo                              5,014,080        24      12.89     208,920     5.883    360     708     79.03
2-4 Family                         2,606,650         7       6.70     372,379     6.106    360     703     70.19
Townhouse                            262,400         2       0.67     131,200     7.579    360     651     78.17
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%





Loan Purpose

                                   CURRENT        # OF      % OF      AVERAGE     GROSS   REMG            ORIG
Loan Purpose                       BALANCE       LOANS      TOTAL     BALANCE      WAC    TERM    FICO     LTV
Purchase                         $22,695,251        86     58.34%    $263,898    6.013%    360     703    78.83%
Refinance - Cashout               10,948,810        43      28.14     254,623     6.025    360     675     73.11
Refinance - Rate Term              5,258,350        18      13.52     292,131     5.725    360     687     77.23
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP VI
------------------------------------------------------------------------------



Occupancy

                                    CURRENT       # OF      % OF      AVERAGE     GROSS   REMG            ORIG
Occupancy                           BALANCE      LOANS      TOTAL     BALANCE      WAC    TERM    FICO     LTV
Primary                          $32,670,159       129     83.98%    $253,257    5.865%    360     696    78.32%
Investment                         5,911,252        16      15.20     369,453     6.612    360     682     70.45
Second Home                          321,000         2       0.83     160,500     5.789    360     660     63.92
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%





Remaining Months to Scheduled Maturity

Range of
Remaining Months                   CURRENT        # OF      % OF      AVERAGE     GROSS    REMG            ORIG
to Scheduled Maturity              BALANCE       LOANS      TOTAL     BALANCE      WAC     TERM    FICO     LTV
360                              $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%





Documentation

                                   CURRENT        # OF      % OF      AVERAGE     GROSS     REMG            ORIG
Documentation                      BALANCE       LOANS      TOTAL     BALANCE      WAC      TERM    FICO     LTV
Reduced                          $22,950,532        87     59.00%    $263,799    5.980%    360     698    76.92%
Full                              11,160,590        40      28.69     279,015     5.880    360     681     77.88
No Income/No Asset                 1,733,200         5       4.46     346,640     6.046    360     696     76.63
Stated                             1,732,089         9       4.45     192,454     6.627    360     697     80.82
Income Only                        1,326,000         6       3.41     221,000     5.829    360     698     66.71
Total:                           $38,902,411       147    100.00%    $264,642    5.978%    360     693    77.01%








Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP VI
------------------------------------------------------------------------------



Credit Scores

Range of                            CURRENT       # OF      % OF       AVERAGE   GROSS    REMG             ORIG
Credit Scores                       BALANCE      LOANS      TOTAL      BALANCE    WAC     TERM    FICO     LTV
601 to 620                          $385,200         1      0.99%     $385,200   6.250%    360     620     80.00%
621 to 640                         2,352,655        12       6.05      196,055    6.111    360     634      76.41
641 to 660                         8,391,539        28      21.57      299,698    6.207    360     649      74.12
661 to 680                         5,727,430        19      14.72      301,444    5.996    360     671      73.91
681 to 700                         6,762,902        24      17.38      281,788    6.084    360     688      78.74
701 to 720                         5,301,580        22      13.63      240,981    5.715    360     710      80.30
721 to 740                         2,724,033        12       7.00      227,003    5.863    360     731      80.94
741 to 760                         4,045,350        14      10.40      288,954    5.757    360     754      75.63
761 to 780                         2,124,122        11       5.46      193,102    5.729    360     772      79.53
781 to 800                         1,087,600         4       2.80      271,900    5.938    360     786      79.31
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%



Original Prepayment Penalty Term

Original Prepayment                 CURRENT       # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Penalty Term                        BALANCE      LOANS      TOTAL      BALANCE     WAC     TERM    FICO     LTV
36 Months                        $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%





80% LTV - PMI Analysis

                                    CURRENT       # OF      % OF       AVERAGE    GROSS    REMG             ORIG
80% LTV - PMI Analysis              BALANCE      LOANS      TOTAL      BALANCE     WAC     TERM    FICO     LTV
>80% LTV, with MI                 $2,095,145        10    100.00%     $209,515   5.931%    360     701     90.42%
Total:                            $2,095,145        10    100.00%     $209,515   5.931%    360     701     90.42%





Months to Roll

                                    CURRENT       # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Months to Roll                      BALANCE      LOANS      TOTAL      BALANCE     WAC     TERM    FICO     LTV
60                               $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                   COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP VI
------------------------------------------------------------------------------


Gross Margins

                                    CURRENT       # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Range of Gross Margins              BALANCE      LOANS      TOTAL      BALANCE     WAC     TERM    FICO     LTV
2.001% to 2.500%                    $891,200         3      2.29%     $297,067   5.596%    360     676     78.98%
2.501% to 3.000%                  38,011,211       144      97.71      263,967    5.987    360     694      76.96
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%





Maximum Mortgage Rates

Range of Maximum                    CURRENT       # OF      % OF       AVERAGE     GROSS   REMG             ORIG
Mortgage Rates                      BALANCE      LOANS      TOTAL      BALANCE      WAC    TERM    FICO     LTV
10.001% to 10.500%                  $849,000         3      2.18%     $283,000   5.281%    360     680     80.00%
10.501% to 11.000%                 1,407,000         5       3.62      281,400    5.114    360     695      75.45
11.001% to 11.500%                 6,868,700        24      17.66      286,196    5.361    360     711      76.00
11.501% to 12.000%                13,828,326        58      35.55      238,419    5.791    360     706      78.22
12.001% to 12.500%                11,259,485        38      28.94      296,302    6.295    360     676      77.03
12.501% to 13.000%                 3,121,750        10       8.02      312,175    6.754    360     675      73.64
13.001% to 13.500%                   534,500         6       1.37       89,083    7.370    360     653      77.39
13.501% to 14.000%                   837,650         2       2.15      418,825    7.725    360     677      75.99
14.001% to 14.500%                   196,000         1       0.50      196,000    8.125    360     681      80.00
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%





Next Rate Adjustment Date

Next Rate                           CURRENT       # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Adjustment Date                     BALANCE      LOANS      TOTAL      BALANCE     WAC     TERM    FICO     LTV
March 2010                       $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%





Initial Fixed Period

                                    CURRENT       # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Initial Fixed Period                BALANCE      LOANS      TOTAL      BALANCE     WAC     TERM    FICO     LTV
60                               $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] Merrill Lynch                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
                                 GROUP VI
------------------------------------------------------------------------------


Minimum Mortgage Rates

Range of Minimum                    CURRENT       # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Mortgage Rates                      BALANCE      LOANS      TOTAL      BALANCE     WAC     TERM    FICO     LTV
2.001% to 2.500%                    $891,200         3      2.29%     $297,067   5.596%    360     676     78.98%
2.501% to 3.000%                  38,011,211       144      97.71      263,967    5.987    360     694      76.96
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%



Initial Cap

                                    CURRENT       # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Initial Cap                         BALANCE      LOANS      TOTAL      BALANCE     WAC     TERM    FICO     LTV
3.000%                              $414,000         1      1.06%     $414,000   6.375%    360     723     90.00%
5.000%                            38,488,411       146      98.94      263,619    5.973    360     693      76.87
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%



Subsequent Cap

                                    CURRENT       # OF      % OF       AVERAGE    GROSS    REMG             ORIG
Subsequent Cap                      BALANCE      LOANS      TOTAL      BALANCE     WAC     TERM    FICO     LTV
1.000%                           $10,624,034        38     27.31%     $279,580   6.139%    360     684     76.42%
2.000%                            28,278,377       109      72.69      259,435    5.917    360     697      77.23
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%



DTI

                                    CURRENT       # OF       % OF       AVERAGE    GROSS   REMG             ORIG
Range of DTI                        BALANCE      LOANS      TOTAL       BALANCE     WAC    TERM    FICO     LTV
Unknown                           $4,791,289        20     12.32%     $239,564   6.196%    360     697     75.40%
5.01% to 10.00%                      280,000         1       0.72      280,000    5.125    360     749      56.57
10.01% to 15.00%                      40,500         1       0.10       40,500    7.500    360     703      90.00
15.01% to 20.00%                   1,327,250         4       3.41      331,813    6.881    360     712      77.47
20.01% to 25.00%                     760,800         4       1.96      190,200    5.961    360     698      76.57
25.01% to 30.00%                   1,895,680         5       4.87      379,136    6.003    360     699      77.75
30.01% to 35.00%                   4,345,552        15      11.17      289,703    6.013    360     671      74.75
35.01% to 40.00%                   8,462,812        34      21.75      248,906    5.836    360     705      78.06
40.01% to 45.00%                  10,403,648        38      26.74      273,780    5.995    360     687      76.72
45.01% to 50.00%                   4,452,320        18      11.44      247,351    5.801    360     682      79.12
50.01% to 55.00%                   1,556,960         5       4.00      311,392    5.609    360     722      80.00
55.01% or greater                    585,600         2       1.51      292,800    6.202    360     662      78.82
Total:                           $38,902,411       147    100.00%     $264,642   5.978%    360     693     77.01%



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.



[GRAPHIC OMITTED] MERRILL LYNCH                    COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------


To Maturity
-----------
             Percentage of Class 1-A-1 Certificate Principal Balance Outstanding
            Date               15% CPR      20% CPR     25% CPR     30% CPR     35% CPR
---------------------------- -------------- ---------- ----------- ----------- ---------
Initial Percentage               100          100         100         100         100
March 25, 2006                    84          78           73          67          62
March 25, 2007                    70          61           52          44          38
March 25, 2008                    58          47           38          30          23
March 25, 2009                    47          37           28          21          15
March 25, 2010                    39          29           21          14          9
March 25, 2011                    32          23           15          10          6
March 25, 2012                    27          18           11          7           4
March 25, 2013                    23          14           8           5           2
March 25, 2014                    19          11           6           3           2
March 25, 2015                    15           8           4           2           1
March 25, 2016                    13           7           3           1           1
March 25, 2017                    11           5           2           1           *
March 25, 2018                    9            4           2           1           *
March 25, 2019                    7            3           1           *           *
March 25, 2020                    6            2           1           *           *
March 25, 2021                    5            2           1           *           *
March 25, 2022                    4            1           *           *           *
March 25, 2023                    3            1           *           *           *
March 25, 2024                    2            1           *           *           *
March 25, 2025                    2            1           *           *           *
March 25, 2026                    2            *           *           *           *
March 25, 2027                    1            *           *           *           *
March 25, 2028                    1            *           *           *           *
March 25, 2029                    1            *           *           *           *
March 25, 2030                    *            *           *           *           *
March 25, 2031                    *            *           *           *           *
March 25, 2032                    *            *           *           *           *
March 25, 2033                    *            *           *           *           *
March 25, 2034                    *            *           *           *           *
March 25, 2035                    0            0           0           0           0

WAL(yrs)                         5.31        4.03         3.17        2.57        2.13







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------


To Maturity
-----------
       Percentage of Class 2-A-1 and Class 2-A-2 Certificates Principal Balance Outstanding
            Date               15% CPR      20% CPR     25% CPR     30% CPR     35% CPR
-------------------------- -------------- ---------- ------------ ---------- ---------------

Initial Percentage               100          100         100         100         100
March 25, 2006                    84          78           73          67          62
March 25, 2007                    70          61           52          44          38
March 25, 2008                    58          47           38          30          23
March 25, 2009                    48          37           28          21          15
March 25, 2010                    40          30           21          15          10
March 25, 2011                    33          23           16          10          6
March 25, 2012                    28          18           11          7           4
March 25, 2013                    23          14           8           5           3
March 25, 2014                    19          11           6           3           2
March 25, 2015                    16           9           4           2           1
March 25, 2016                    13           7           3           1           1
March 25, 2017                    11           5           2           1           *
March 25, 2018                    9            4           2           1           *
March 25, 2019                    7            3           1           *           *
March 25, 2020                    6            2           1           *           *
March 25, 2021                    5            2           1           *           *
March 25, 2022                    4            1           *           *           *
March 25, 2023                    3            1           *           *           *
March 25, 2024                    3            1           *           *           *
March 25, 2025                    2            1           *           *           *
March 25, 2026                    2            *           *           *           *
March 25, 2027                    1            *           *           *           *
March 25, 2028                    1            *           *           *           *
March 25, 2029                    1            *           *           *           *
March 25, 2030                    1            *           *           *           *
March 25, 2031                    *            *           *           *           *
March 25, 2032                    *            *           *           *           *
March 25, 2033                    *            *           *           *           *
March 25, 2034                    *            *           *           *           *
March 25, 2035                    0            0           0           0           0

WAL(yrs)                         5.38        4.07         3.20        2.58        2.14





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------



To Maturity
-----------
             Percentage of Class 3-A-1 Certificate Principal Balance Outstanding
            Date               15% CPR      20% CPR     25% CPR     30% CPR     35% CPR
 ----------------------------------------------------------------------------------------
Initial Percentage               100          100         100         100         100
March 25, 2006                    84          78           73          67          62
March 25, 2007                    70          61           52          44          38
March 25, 2008                    58          47           38          30          23
March 25, 2009                    47          37           28          21          15
March 25, 2010                    39          29           21          14          9
March 25, 2011                    33          23           15          10          6
March 25, 2012                    27          18           11          7           4
March 25, 2013                    23          14           8           5           2
March 25, 2014                    19          11           6           3           2
March 25, 2015                    15           8           4           2           1
March 25, 2016                    13           7           3           1           1
March 25, 2017                    11           5           2           1           *
March 25, 2018                    9            4           2           1           *
March 25, 2019                    7            3           1           *           *
March 25, 2020                    6            2           1           *           *
March 25, 2021                    5            2           1           *           *
March 25, 2022                    4            1           *           *           *
March 25, 2023                    3            1           *           *           *
March 25, 2024                    2            1           *           *           *
March 25, 2025                    2            1           *           *           *
March 25, 2026                    2            *           *           *           *
March 25, 2027                    1            *           *           *           *
March 25, 2028                    1            *           *           *           *
March 25, 2029                    1            *           *           *           *
March 25, 2030                    *            *           *           *           *
March 25, 2031                    *            *           *           *           *
March 25, 2032                    *            *           *           *           *
March 25, 2033                    *            *           *           *           *
March 25, 2034                    *            *           *           *           *
March 25, 2035                    0            0           0           0           0

WAL(yrs)                         5.31        4.03         3.18        2.57        2.13




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------


To Maturity
-----------
            Percentage of Class 4-A-1 Certificate Principal Balance Outstanding
            Date               15% CPR      20% CPR     25% CPR     30% CPR     35% CPR
-------------------------- ------------- ------------- ------------ ---------- --------
Initial Percentage               100          100         100         100         100
March 25, 2006                    84          78           73          67          62
March 25, 2007                    70          61           52          44          38
March 25, 2008                    58          47           38          30          23
March 25, 2009                    48          37           28          21          15
March 25, 2010                    40          30           21          15          10
March 25, 2011                    34          23           16          10          6
March 25, 2012                    28          18           11          7           4
March 25, 2013                    23          14           8           5           3
March 25, 2014                    19          11           6           3           2
March 25, 2015                    16           9           5           2           1
March 25, 2016                    13           7           3           1           1
March 25, 2017                    11           5           2           1           *
March 25, 2018                    9            4           2           1           *
March 25, 2019                    7            3           1           *           *
March 25, 2020                    6            2           1           *           *
March 25, 2021                    5            2           1           *           *
March 25, 2022                    4            1           *           *           *
March 25, 2023                    3            1           *           *           *
March 25, 2024                    3            1           *           *           *
March 25, 2025                    2            1           *           *           *
March 25, 2026                    2            *           *           *           *
March 25, 2027                    1            *           *           *           *
March 25, 2028                    1            *           *           *           *
March 25, 2029                    1            *           *           *           *
March 25, 2030                    1            *           *           *           *
March 25, 2031                    *            *           *           *           *
March 25, 2032                    *            *           *           *           *
March 25, 2033                    *            *           *           *           *
March 25, 2034                    *            *           *           *           *
March 25, 2035                    0            0           0           0           0

WAL(yrs)                         5.39        4.08         3.21        2.59        2.14






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------



      To Maturity
      -----------
        Percentage of Class B-1, Class B-2 and Class B-3 Certificate Principal Balance Outstanding
            Date               15% CPR      20% CPR     25% CPR     30% CPR     35% CPR
      ------------------  -------------- ----------- ------------- ---------- ---------------------
Initial Percentage               100          100         100         100         100
March 25, 2006                   100          100         100         100         100
March 25, 2007                   100          100         100         100          93
March 25, 2008                   100          100          92          83          75
March 25, 2009                    99          82           68          58          48
March 25, 2010                    88          65           51          40          31
March 25, 2011                    73          51           37          28          20
March 25, 2012                    61          40           27          19          13
March 25, 2013                    51          31           20          13          8
March 25, 2014                    42          24           15          9           5
March 25, 2015                    35          19           11          6           3
March 25, 2016                    29          15           8           4           2
March 25, 2017                    24          11           6           3           1
March 25, 2018                    20           9           4           2           1
March 25, 2019                    16           7           3           1           1
March 25, 2020                    13           5           2           1           *
March 25, 2021                    11           4           2           1           *
March 25, 2022                    9            3           1           *           *
March 25, 2023                    7            2           1           *           *
March 25, 2024                    6            2           1           *           *
March 25, 2025                    4            1           *           *           *
March 25, 2026                    3            1           *           *           *
March 25, 2027                    3            1           *           *           *
March 25, 2028                    2            1           *           *           *
March 25, 2029                    2            *           *           *           *
March 25, 2030                    1            *           *           *           *
March 25, 2031                    1            *           *           *           *
March 25, 2032                    1            *           *           *           *
March 25, 2033                    *            *           *           *           *
March 25, 2034                    *            *           *           *           *
March 25, 2035                    0            0           0           0           0

WAL(yrs)                         9.50        7.27         6.00        5.18        4.53




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------


                        Class 1-A-1 Yield Table (To CPB)
----------------------------------------------------------------------------
                      15%        20%         25%        30%         35%
                      CPB        CPB         CPB        CPB         CPB
    Price (%)      Yield (%)  Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
      101.74         4.532      4.443       4.344      4.234       4.111
      101.76         4.523      4.433       4.333      4.222       4.098
      101.78         4.513      4.423       4.323      4.210       4.085
      101.80         4.504      4.413       4.312      4.198       4.071
      101.82         4.495      4.403       4.301      4.186       4.058
      101.84         4.486      4.393       4.290      4.174       4.045
      101.86         4.477      4.383       4.279      4.162       4.032
      101.88         4.467      4.373       4.268      4.150       4.019
      101.90         4.458      4.363       4.257      4.138       4.006
      101.92         4.449      4.353       4.246      4.126       3.993
      101.94         4.440      4.343       4.235      4.115       3.980
      101.96         4.431      4.333       4.224      4.103       3.967
      101.98         4.421      4.323       4.213      4.091       3.954
      102.00         4.412      4.313       4.202      4.079       3.941
      102.02         4.403      4.303       4.191      4.067       3.928
      102.04         4.394      4.293       4.180      4.055       3.915
      102.06         4.385      4.283       4.170      4.043       3.901
      102.08         4.375      4.273       4.159      4.031       3.888
      102.10         4.366      4.263       4.148      4.019       3.875
      102.12         4.357      4.253       4.137      4.007       3.862
      102.14         4.348      4.243       4.126      3.995       3.849
      102.16         4.339      4.233       4.115      3.983       3.836
      102.18         4.330      4.223       4.104      3.972       3.823
      102.20         4.320      4.213       4.093      3.960       3.810
      102.22         4.311      4.203       4.082      3.948       3.797
      102.24         4.302      4.193       4.072      3.936       3.784
      102.26         4.293      4.183       4.061      3.924       3.771

          WAL(yrs)   2.32        2.12       1.93        1.76       1.60

                     04/05 -    04/05 -     04/05 -    04/05 -     04/05 -
    Payment Window   03/08      03/08       03/08      03/08       03/08
----------------------------------------------------------------------------






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------


                      Class 1-A-1 Yield Table (To Maturity)
----------------------------------------------------------------------------
                      15          20         25          30         35
                     CPR         CPR         CPR        CPR         CPR
                 To Maturity To Maturity To MaturityTo Maturity To Maturity
----------------------------------------------------------------------------
    Price (%)     Yield (%)   Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
     101.74         4.942       4.824       4.692      4.544       4.382
     101.76         4.938       4.818       4.684      4.535       4.371
     101.78         4.933       4.812       4.677      4.526       4.361
     101.80         4.928       4.806       4.670      4.518       4.351
     101.82         4.924       4.801       4.663      4.509       4.341
     101.84         4.919       4.795       4.655      4.500       4.330
     101.86         4.914       4.789       4.648      4.492       4.320
     101.88         4.909       4.783       4.641      4.483       4.310
     101.90         4.905       4.777       4.634      4.474       4.300
     101.92         4.900       4.771       4.626      4.466       4.289
     101.94         4.895       4.765       4.619      4.457       4.279
     101.96         4.891       4.759       4.612      4.448       4.269
     101.98         4.886       4.753       4.605      4.440       4.259
     102.00         4.881       4.747       4.598      4.431       4.248
     102.02         4.877       4.742       4.590      4.422       4.238
     102.04         4.872       4.736       4.583      4.414       4.228
     102.06         4.867       4.730       4.576      4.405       4.218
     102.08         4.862       4.724       4.569      4.396       4.208
     102.10         4.858       4.718       4.562      4.388       4.197
     102.12         4.853       4.712       4.555      4.379       4.187
     102.14         4.848       4.706       4.547      4.371       4.177
     102.16         4.844       4.700       4.540      4.362       4.167
     102.18         4.839       4.695       4.533      4.353       4.157
     102.20         4.834       4.689       4.526      4.345       4.147
     102.22         4.830       4.683       4.519      4.336       4.136
     102.24         4.825       4.677       4.511      4.328       4.126
     102.26         4.820       4.671       4.504      4.319       4.116

         WAL(yrs)    5.31        4.03       3.17        2.57       2.13
                   04/05 -     04/05 -     04/05 -    04/05 -     04/05 -
   Payment Window   03/35       03/35       03/35      03/35       03/35
----------------------------------------------------------------------------







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------


                        Class 2-A-1 Yield Table (To CPB)
----------------------------------------------------------------------------
                      15%        20%         25%        30%         35%
                      CPB        CPB         CPB        CPB         CPB
    Price (%)      Yield (%)  Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
      101.24         4.726      4.652       4.569      4.473       4.365
      101.26         4.719      4.645       4.560      4.463       4.353
      101.28         4.713      4.637       4.551      4.453       4.342
      101.30         4.706      4.629       4.543      4.443       4.331
      101.32         4.699      4.622       4.534      4.433       4.320
      101.34         4.692      4.614       4.525      4.423       4.309
      101.36         4.686      4.606       4.517      4.414       4.297
      101.38         4.679      4.599       4.508      4.404       4.286
      101.40         4.672      4.591       4.499      4.394       4.275
      101.42         4.665      4.583       4.491      4.384       4.264
      101.44         4.659      4.576       4.482      4.374       4.253
      101.46         4.652      4.568       4.473      4.364       4.241
      101.48         4.645      4.561       4.464      4.354       4.230
      101.50         4.638      4.553       4.456      4.345       4.219
      101.52         4.632      4.545       4.447      4.335       4.208
      101.54         4.625      4.538       4.438      4.325       4.197
      101.56         4.618      4.530       4.430      4.315       4.186
      101.58         4.611      4.522       4.421      4.305       4.174
      101.60         4.605      4.515       4.412      4.295       4.163
      101.62         4.598      4.507       4.404      4.286       4.152
      101.64         4.591      4.499       4.395      4.276       4.141
      101.66         4.585      4.492       4.387      4.266       4.130
      101.68         4.578      4.484       4.378      4.256       4.119
      101.70         4.571      4.477       4.369      4.246       4.108
      101.72         4.564      4.469       4.361      4.237       4.096
      101.74         4.558      4.461       4.352      4.227       4.085
      101.76         4.551      4.454       4.343      4.217       4.074

          WAL(yrs)   3.29        2.88       2.51        2.19       1.92
                     04/05 -    04/05 -     04/05 -    04/05 -     04/05 -
    Payment Window   03/10      03/10       03/10      03/10       03/10
----------------------------------------------------------------------------







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------



                      Class 2-A-1 Yield Table (To Maturity)
----------------------------------------------------------------------------
                      15          20         25          30         35
                     CPR         CPR         CPR        CPR         CPR
                 To Maturity To Maturity To MaturityTo Maturity To Maturity
----------------------------------------------------------------------------
    Price (%)     Yield (%)   Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
     101.24         4.909       4.807       4.696      4.574       4.443
     101.26         4.904       4.802       4.689      4.565       4.432
     101.28         4.900       4.796       4.682      4.557       4.422
     101.30         4.895       4.790       4.674      4.548       4.412
     101.32         4.890       4.784       4.667      4.539       4.402
     101.34         4.886       4.778       4.660      4.531       4.391
     101.36         4.881       4.772       4.653      4.522       4.381
     101.38         4.876       4.766       4.646      4.513       4.371
     101.40         4.872       4.761       4.638      4.505       4.361
     101.42         4.867       4.755       4.631      4.496       4.350
     101.44         4.862       4.749       4.624      4.487       4.340
     101.46         4.858       4.743       4.617      4.479       4.330
     101.48         4.853       4.737       4.610      4.470       4.320
     101.50         4.849       4.731       4.602      4.461       4.309
     101.52         4.844       4.725       4.595      4.453       4.299
     101.54         4.839       4.720       4.588      4.444       4.289
     101.56         4.835       4.714       4.581      4.436       4.279
     101.58         4.830       4.708       4.574      4.427       4.268
     101.60         4.825       4.702       4.567      4.418       4.258
     101.62         4.821       4.696       4.559      4.410       4.248
     101.64         4.816       4.690       4.552      4.401       4.238
     101.66         4.811       4.685       4.545      4.392       4.228
     101.68         4.807       4.679       4.538      4.384       4.217
     101.70         4.802       4.673       4.531      4.375       4.207
     101.72         4.798       4.667       4.524      4.367       4.197
     101.74         4.793       4.661       4.517      4.358       4.187
     101.76         4.788       4.655       4.509      4.350       4.177

         WAL(yrs)    5.38        4.07       3.20        2.58       2.14
                    04/05 -     04/05 -     04/05 -    04/05 -     04/05 -
   Payment Window   03/35       03/35       03/35      03/35       03/35
----------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------



                        Class 2-A-2 Yield Table (To CPB)
----------------------------------------------------------------------------
                      15%        20%         25%        30%         35%
                      CPB        CPB         CPB        CPB         CPB
    Price (%)      Yield (%)  Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
      101.24         5.034      4.959       4.874      4.776       4.666
      101.26         5.027      4.951       4.865      4.766       4.655
      101.28         5.020      4.943       4.856      4.756       4.644
      101.30         5.013      4.936       4.847      4.746       4.632
      101.32         5.007      4.928       4.839      4.737       4.621
      101.34         5.000      4.920       4.830      4.727       4.610
      101.36         4.993      4.913       4.821      4.717       4.599
      101.38         4.986      4.905       4.812      4.707       4.587
      101.40         4.979      4.897       4.804      4.697       4.576
      101.42         4.973      4.889       4.795      4.687       4.565
      101.44         4.966      4.882       4.786      4.677       4.554
      101.46         4.959      4.874       4.778      4.667       4.542
      101.48         4.952      4.866       4.769      4.657       4.531
      101.50         4.945      4.859       4.760      4.647       4.520
      101.52         4.939      4.851       4.751      4.637       4.509
      101.54         4.932      4.843       4.743      4.627       4.497
      101.56         4.925      4.836       4.734      4.618       4.486
      101.58         4.918      4.828       4.725      4.608       4.475
      101.60         4.912      4.820       4.716      4.598       4.464
      101.62         4.905      4.813       4.708      4.588       4.453
      101.64         4.898      4.805       4.699      4.578       4.441
      101.66         4.891      4.797       4.690      4.568       4.430
      101.68         4.884      4.789       4.682      4.558       4.419
      101.70         4.878      4.782       4.673      4.548       4.408
      101.72         4.871      4.774       4.664      4.539       4.397
      101.74         4.864      4.766       4.656      4.529       4.385
      101.76         4.857      4.759       4.647      4.519       4.374

          WAL(yrs)   3.29        2.88       2.51        2.19       1.92
                     04/05 -    04/05 -     04/05 -    04/05 -     04/05 -
    Payment Window   03/10      03/10       03/10      03/10       03/10
----------------------------------------------------------------------------





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------



                      Class 2-A-2 Yield Table (To Maturity)
----------------------------------------------------------------------------
                      15          20         25          30         35
                     CPR         CPR         CPR        CPR         CPR
                 To Maturity To Maturity To MaturityTo Maturity To Maturity
----------------------------------------------------------------------------
    Price (%)     Yield (%)   Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
     101.24         5.122       5.042       4.949      4.841       4.719
     101.26         5.117       5.036       4.941      4.832       4.709
     101.28         5.112       5.030       4.934      4.823       4.698
     101.30         5.107       5.024       4.927      4.814       4.688
     101.32         5.103       5.018       4.919      4.806       4.678
     101.34         5.098       5.012       4.912      4.797       4.667
     101.36         5.093       5.007       4.905      4.788       4.657
     101.38         5.089       5.001       4.898      4.779       4.647
     101.40         5.084       4.995       4.890      4.771       4.636
     101.42         5.079       4.989       4.883      4.762       4.626
     101.44         5.074       4.983       4.876      4.753       4.616
     101.46         5.070       4.977       4.869      4.744       4.605
     101.48         5.065       4.971       4.861      4.736       4.595
     101.50         5.060       4.965       4.854      4.727       4.585
     101.52         5.056       4.959       4.847      4.718       4.574
     101.54         5.051       4.953       4.840      4.710       4.564
     101.56         5.046       4.947       4.832      4.701       4.554
     101.58         5.041       4.941       4.825      4.692       4.544
     101.60         5.037       4.935       4.818      4.683       4.533
     101.62         5.032       4.930       4.811      4.675       4.523
     101.64         5.027       4.924       4.803      4.666       4.513
     101.66         5.023       4.918       4.796      4.657       4.502
     101.68         5.018       4.912       4.789      4.649       4.492
     101.70         5.013       4.906       4.782      4.640       4.482
     101.72         5.009       4.900       4.775      4.631       4.472
     101.74         5.004       4.894       4.767      4.623       4.461
     101.76         4.999       4.888       4.760      4.614       4.451

         WAL(yrs)    5.38        4.07       3.20        2.58       2.14
                    04/05 -     04/05 -     04/05 -    04/05 -     04/05 -
   Payment Window   03/35       03/35       03/35      03/35       03/35
----------------------------------------------------------------------------





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------



                        Class 3-A-1 Yield Table (To CPB)
----------------------------------------------------------------------------
                      15%        20%         25%        30%         35%
                      CPB        CPB         CPB        CPB         CPB
    Price (%)      Yield (%)  Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
      101.74         4.529      4.441       4.342      4.232       4.109
      101.76         4.520      4.431       4.331      4.220       4.095
      101.78         4.511      4.421       4.320      4.208       4.082
      101.80         4.502      4.411       4.309      4.196       4.069
      101.82         4.493      4.401       4.298      4.184       4.056
      101.84         4.483      4.391       4.287      4.172       4.043
      101.86         4.474      4.381       4.276      4.160       4.030
      101.88         4.465      4.371       4.266      4.148       4.017
      101.90         4.456      4.361       4.255      4.136       4.004
      101.92         4.447      4.351       4.244      4.124       3.991
      101.94         4.437      4.341       4.233      4.112       3.978
      101.96         4.428      4.331       4.222      4.100       3.965
      101.98         4.419      4.321       4.211      4.088       3.952
      102.00         4.410      4.311       4.200      4.077       3.938
      102.02         4.401      4.301       4.189      4.065       3.925
      102.04         4.391      4.291       4.178      4.053       3.912
      102.06         4.382      4.281       4.167      4.041       3.899
      102.08         4.373      4.271       4.156      4.029       3.886
      102.10         4.364      4.261       4.146      4.017       3.873
      102.12         4.355      4.251       4.135      4.005       3.860
      102.14         4.346      4.241       4.124      3.993       3.847
      102.16         4.336      4.231       4.113      3.981       3.834
      102.18         4.327      4.221       4.102      3.969       3.821
      102.20         4.318      4.211       4.091      3.957       3.808
      102.22         4.309      4.201       4.080      3.946       3.795
      102.24         4.300      4.191       4.069      3.934       3.782
      102.26         4.291      4.181       4.058      3.922       3.769

          WAL(yrs)   2.32        2.12       1.94        1.76       1.60
                     04/05 -    04/05 -     04/05 -    04/05 -     04/05 -
    Payment Window   03/08      03/08       03/08      03/08       03/08
----------------------------------------------------------------------------








Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------


                      Class 3-A-1 Yield Table (To Maturity)
----------------------------------------------------------------------------
                      15          20         25          30         35
                     CPR         CPR         CPR        CPR         CPR
                 To Maturity To Maturity To MaturityTo Maturity To Maturity
----------------------------------------------------------------------------
    Price (%)     Yield (%)   Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
     101.74         4.946       4.827       4.693      4.545       4.382
     101.76         4.941       4.821       4.686      4.536       4.372
     101.78         4.936       4.815       4.679      4.527       4.361
     101.80         4.932       4.809       4.672      4.519       4.351
     101.82         4.927       4.803       4.664      4.510       4.341
     101.84         4.922       4.797       4.657      4.501       4.331
     101.86         4.918       4.791       4.650      4.493       4.320
     101.88         4.913       4.785       4.643      4.484       4.310
     101.90         4.908       4.779       4.635      4.475       4.300
     101.92         4.903       4.774       4.628      4.467       4.290
     101.94         4.899       4.768       4.621      4.458       4.280
     101.96         4.894       4.762       4.614      4.449       4.269
     101.98         4.889       4.756       4.607      4.441       4.259
     102.00         4.885       4.750       4.599      4.432       4.249
     102.02         4.880       4.744       4.592      4.423       4.239
     102.04         4.875       4.738       4.585      4.415       4.228
     102.06         4.871       4.732       4.578      4.406       4.218
     102.08         4.866       4.727       4.571      4.398       4.208
     102.10         4.861       4.721       4.564      4.389       4.198
     102.12         4.857       4.715       4.556      4.380       4.188
     102.14         4.852       4.709       4.549      4.372       4.178
     102.16         4.847       4.703       4.542      4.363       4.167
     102.18         4.843       4.697       4.535      4.354       4.157
     102.20         4.838       4.691       4.528      4.346       4.147
     102.22         4.833       4.685       4.520      4.337       4.137
     102.24         4.828       4.680       4.513      4.329       4.127
     102.26         4.824       4.674       4.506      4.320       4.117

         WAL(yrs)    5.31        4.03       3.18        2.57       2.13
                    04/05 -     04/05 -     04/05 -    04/05 -     04/05 -
   Payment Window   03/35       03/35       03/35      03/35       03/35
----------------------------------------------------------------------------






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------


                        Class 4-A-1 Yield Table (To CPB)
----------------------------------------------------------------------------
                      15%        20%         25%        30%         35%
                      CPB        CPB         CPB        CPB         CPB
    Price (%)      Yield (%)  Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
      101.74         4.935      4.837       4.726      4.599       4.455
      101.76         4.928      4.830       4.717      4.589       4.444
      101.78         4.922      4.822       4.709      4.579       4.433
      101.80         4.915      4.814       4.700      4.569       4.422
      101.82         4.908      4.807       4.691      4.559       4.410
      101.84         4.901      4.799       4.683      4.549       4.399
      101.86         4.895      4.791       4.674      4.540       4.388
      101.88         4.888      4.784       4.665      4.530       4.377
      101.90         4.881      4.776       4.657      4.520       4.366
      101.92         4.874      4.768       4.648      4.510       4.355
      101.94         4.868      4.761       4.639      4.500       4.344
      101.96         4.861      4.753       4.631      4.490       4.332
      101.98         4.854      4.745       4.622      4.481       4.321
      102.00         4.847      4.738       4.613      4.471       4.310
      102.02         4.841      4.730       4.605      4.461       4.299
      102.04         4.834      4.722       4.596      4.451       4.288
      102.06         4.827      4.715       4.587      4.441       4.277
      102.08         4.820      4.707       4.579      4.432       4.266
      102.10         4.814      4.700       4.570      4.422       4.255
      102.12         4.807      4.692       4.561      4.412       4.243
      102.14         4.800      4.684       4.553      4.402       4.232
      102.16         4.794      4.677       4.544      4.392       4.221
      102.18         4.787      4.669       4.535      4.383       4.210
      102.20         4.780      4.661       4.527      4.373       4.199
      102.22         4.773      4.654       4.518      4.363       4.188
      102.24         4.767      4.646       4.510      4.353       4.177
      102.26         4.760      4.639       4.501      4.343       4.166

          WAL(yrs)   3.29        2.88       2.52        2.20       1.92
                     04/05 -    04/05 -     04/05 -    04/05 -     04/05 -
    Payment Window   03/10      03/10       03/10      03/10       03/10
----------------------------------------------------------------------------






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.


[GRAPHIC OMITTED]MERRILL LYNCH                     COMPUTATIONAL MATERIALS FOR
                                                                 INDX 2005-AR5
------------------------------------------------------------------------------


                      Class 4-A-1 Yield Table (To Maturity)
----------------------------------------------------------------------------
                      15          20         25          30         35
                     CPR         CPR         CPR        CPR         CPR
                 To Maturity To Maturity To MaturityTo Maturity To Maturity
----------------------------------------------------------------------------
    Price (%)     Yield (%)   Yield (%)   Yield (%)  Yield (%)   Yield (%)
============================================================================
     101.74         5.069       4.961       4.835      4.691       4.530
     101.76         5.065       4.955       4.828      4.682       4.519
     101.78         5.060       4.949       4.820      4.673       4.509
     101.80         5.055       4.943       4.813      4.665       4.499
     101.82         5.051       4.937       4.806      4.656       4.489
     101.84         5.046       4.931       4.799      4.647       4.479
     101.86         5.041       4.926       4.792      4.639       4.468
     101.88         5.037       4.920       4.784      4.630       4.458
     101.90         5.032       4.914       4.777      4.621       4.448
     101.92         5.027       4.908       4.770      4.613       4.438
     101.94         5.023       4.902       4.763      4.604       4.427
     101.96         5.018       4.896       4.756      4.596       4.417
     101.98         5.013       4.890       4.749      4.587       4.407
     102.00         5.009       4.885       4.741      4.578       4.397
     102.02         5.004       4.879       4.734      4.570       4.387
     102.04         4.999       4.873       4.727      4.561       4.376
     102.06         4.995       4.867       4.720      4.552       4.366
     102.08         4.990       4.861       4.713      4.544       4.356
     102.10         4.985       4.855       4.705      4.535       4.346
     102.12         4.981       4.849       4.698      4.527       4.336
     102.14         4.976       4.844       4.691      4.518       4.326
     102.16         4.971       4.838       4.684      4.509       4.315
     102.18         4.967       4.832       4.677      4.501       4.305
     102.20         4.962       4.826       4.670      4.492       4.295
     102.22         4.957       4.820       4.663      4.484       4.285
     102.24         4.953       4.814       4.655      4.475       4.275
     102.26         4.948       4.809       4.648      4.466       4.265

         WAL(yrs)    5.39        4.08       3.21        2.59       2.14
                    04/05 -     04/05 -     04/05 -    04/05 -     04/05 -
   Payment Window   03/35       03/35       03/35      03/35       03/35
----------------------------------------------------------------------------




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.